As filed with the Securities and Exchange Commission on April 30, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
                   REGISTRATION STATEMENT UNDER THE SECURITIES
                               ACT OF 1933                                |X||X|
                   Pre-Effective Amendment No. ____                       |_||_|
                   Post-Effective Amendment No.    8                      |X||X|
                                               -------

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                           COMPANY ACT OF 1940                            |X||X|

                    Amendment No.    11
                                  --------


                        Builders Fixed Income Fund, Inc.
                           2190 Mason Road, Suite 208
                            St. Louis, Missouri 63131
                            Telephone: (314) 822-1644
                (Registrant's Name, Address and Telephone Number)

                           JOHN W. STEWART, PRESIDENT
                           2190 Mason Road, Suite 208
                            St. Louis, Missouri 63131
                            Telephone: (314) 822-1644
                     (Name and Address of Agent for Service)

                                   Copies to:

                             DEE ANNE SJOGREN, ESQ.
                              Thompson Coburn, LLP
                               One U.S. Bank Plaza
                               St. Louis, MO 63101

                  Approximate Date of Proposed Public Offering:
  As soon as practicable after the effectiveness of the Registration Statement

It is proposed that this filing will become effective:

|X||X| immediately upon filing pursuant to paragraph (b)
| || | on (April 30, 2002) pursuant to paragraph (b)
|_||_| 60 days after filing pursuant to paragraph (a)(1)
|_||_| on (date) pursuant to paragraph (a)(1)
|_||_| 75 days after filing pursuant to paragraph (a)(2)
|_||_| on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate check this box:
|_||_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        BUILDERS FIXED INCOME FUND, INC.
                           2190 MASON ROAD, SUITE 208
                               ST. LOUIS, MO 63131
                                 (314) 822-1644

Builders Fixed Income Fund, Inc. (the "Fund") is a no-load, non-diversified, open-end investment company. Its investment objective is to provide current income. The Fund is designed to provide institutional investors with the opportunity to invest in an investment grade fixed income portfolio while also promoting employment in the home construction industry through the ProLoan program.



                         Prospectus dated April 30, 2002



These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS


RISK/RETURN SUMMARY............................................................3

PERFORMANCE....................................................................5

INVESTMENT OBJECTIVE...........................................................7

PRINCIPAL INVESTMENT STRATEGIES................................................7

PRINCIPAL RISKS...............................................................10

MANAGEMENT OF THE FUND........................................................12

PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES.............................13

DISTRIBUTIONS.................................................................17

TAX INFORMATION...............................................................17

DISTRIBUTION PLAN.............................................................18

FINANCIAL HIGHLIGHTS..........................................................19

RISK/RETURN SUMMARY

FUND OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES


The Fund's investment objective is to provide current income. Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities rated at the time of purchase A-/A3 or better as ranked by S & P or Moody's, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. At least 30% of the Fund's net assets will be invested in mortgage-backed securities that are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), and secured by ProLoan mortgages on residential homes that are built by union labor ("ProLoan mortgage-backed securities"). For purposes of this policy, "investment grade securities" are those rated at the time of purchase A-/A3 or better by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's"), respectively, or, if unrated, determined to be comparable by Principal Capital Income Investors, LLC, the Fund's Subadviser. The average credit rating of the Fund's entire portfolio will be at least AA-/Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. The Fund's average effective duration will be within 30% of the duration of the Lehman Aggregate Bond Index, which currently is 3 and 1/2 years. Thus, the Fund's duration will be between 2.5 and 4.5 years. There is no assurance, however, that the Fund will achieve its investment objective. See "Principal Risks."


The Fund  invests  in  different  types of fixed  income  securities,  including corporate bonds, zero coupon bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("government securities") and money market instruments. The Fund also may invest up to 65% of its net assets in mortgage-backed securities, collateralized mortgage obligations ("CMOs") and asset-backed securities.

PROLOAN PROGRAM


The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated. Capital Mortgage Management, Inc., the Fund's Manager, coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan home mortgages offer qualified borrowers the opportunity to lock in interest rates, typically for up to six months, to allow time for construction or renovation of the borrower's home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages. The ProLoan program also allows borrowers to "float down" to a lower interest rate, if interest rates decline after the borrower has locked in an interest rate on a ProLoan, by paying a fee to the Fund.


PRINCIPAL RISKS

The value of your investment in the Fund may vary, which means that you could lose money.


Interest Rate Risk: The market value of fixed income securities in which the Fund invests and, thus, the Fund's net asset value, can be expected to vary inversely to changes in interest rates. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities, which make current distributions of interest. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater price fluctuation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the rating of any particular security may also affect the value of these securities. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund's net asset value.


The Fund may experience additional interest rate risk because of its investment in ProLoan mortgage-backed securities, because the Fund will be subject to a potential six-month interest rate lock period, which is substantially longer than the typical 45- to 60-day interest rate lock period. During this six-month period, the potential increase in the market value of ProLoan mortgage-backed securities is less than the potential decrease, due to the borrower's ability to float down to a lower interest rate under the ProLoan program. Also, early repayment of principal on ProLoan mortgage-backed securities may expose the Fund to a lower rate of return when it reinvests the principal. The interest rate offered on ProLoans in new markets may be lower than the average market rate offered by most financial institutions for ordinary home mortgage loans in order to generate interest in the ProLoan program. As a result, the value of these ProLoan mortgage-backed securities may be lower than the market value of comparable mortgage-backed securities.


Credit Risk: An issuer of bonds could default on its obligation to pay interest and repay principal. The Fund may invest up to 35% of its total assets in investment-grade securities, which are securities rated at the time of purchase BBB/Baa or higher by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated, but determined to be of comparable quality by the Subadviser. Lower-rated obligations, such as those rated BBB/Baa, are subject to greater credit and market risk than higher rated securities.


Management Risk: There is a risk that a management strategy employed by the Manager, or an investment strategy employed by the Subadviser, could be unsuccessful.


Non-Diversification and Concentration Risk: The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified mutual funds. The change in value of any one security could affect the overall value of the Fund more than it would the value of a diversified fund. The Fund invests at least 30% of its net assets in ProLoan mortgage-backed securities. As a result, an economic, business, political or other change affecting the home construction or building material industry in the geographical areas in which ProLoans are offered could increase the market risk and the potential for fluctuation in the value of the Fund's shares.


PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by comparing the Fund's performance with a broad measure of market performance. Past performance does not guarantee future results.

[BAR CHART]

                        Year-By-Year Annual Total Return
                             Builders Fixed Income

1998            6.48%

1999           -0.58%

2000            9.00%

2001            6.79%



During the period shown in the bar chart, the Fund's highest return for a quarter was 4.65% (quarter ended September 30, 2001) and the lowest return for a quarter was -1.30% (quarter ended June 30, 1999).



---------------------------------------------------------------------------
                               Average Annual Total Returns
                   (for the periods ending December 31, 2001)
========================================================== ================
                                              Past         Since Inception
                                              One Year     (10/31/97)
--------------------------------------------- ------------ ----------------
Builders Fixed Income Fund, Inc.
--------------------------------------------- ------------ ----------------
     Return before taxes                      6.79%        5.54%
--------------------------------------------- ------------ ----------------
Lipper Intermediate Investment Grade Index*   8.22%        6.37%
--------------------------------------------- ------------ ----------------

Lehman Brothers Aggregate Bond Index**        8.44%        6.96%


* The Lipper Intermediate Investment Grade Index consists of the 30 largest mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of intermediate-term government bonds, investment grade corporate debt securities and mortgage-backed securities.

FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

  ------------------------------------------------------------------------------
  Shareholder Fees (fees paid directly from your investment)
  ==============================================================================
  Maximum Sales Charge (Load) Imposed on Purchases None (as a percentage of offering price) Deferred Sales Charge (as a percentage of original purchased price) None Redemption Fee (as a percentage of amount redeemed) None
  ------------------------------------------------------------------------------
  Annual Fund Operating Expenses (expenses
  that are deducted from Fund assets)
  Management Fees 1                                                       0.32%
  Distribution (12b-1) Fees                                               0.10%
  Other Expenses                                                          0.18%
                                                                          -----
  ------------------------------------------------------------------------------

        Total Annual Fund Operating Expenses 2                            0.60%


1 The Fund's Manager receives a management fee of 0.15% plus all fees payable to the Subadviser. The Subadviser receives a subadvisory fee of 0.165% of the Fund's net assets.


2 The Manager, as Distribution Coordinator, contractually has agreed to waive its distribution fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding interest, taxes and extraordinary expenses) do not exceed 0.60% of the Fund's net assets on an annual basis through December 31, 2002.


Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that :

o    you invest $10,000 in the Fund for the time period indicated;

o    you redeem all of your shares at the end of those periods;

o your investment has a 5% return each year; and o the Fund's operating expenses remain the same.

Although your actual costs could be higher or lower, based on these assumptions your costs would be:

----------- ---------- --------- -----------
1 year      3 years    5 years   10 years
----------- ---------- --------- -----------

$61         $192       $335      $750

----------- ---------- --------- -----------

INVESTMENT OBJECTIVE

The Fund's investment objective is to provide current income. There is no assurance, however, that the Fund will achieve its investment objective. See "Principal Risks." The Fund's investment objective may not be changed without a majority vote of the Fund's outstanding shares, which is the lesser of (1) 67% of the Fund shares present or represented if the holders of more than 50% of the shares are present or represented at the shareholders meeting; or (2) more than 50% of the shares of the Fund. The investment strategies of the Fund described below can be changed at any time by the Board of Directors to the extent that such changes are consistent with the Fund's investment objective.

PRINCIPAL INVESTMENT STRATEGIES


Under normal circumstances, the Fund invests at least 65% of its total assets in investment grade fixed income securities, including at least 30% of its net assets in ProLoan mortgage-backed securities. For purposes of this policy, "investment grade" securities are those rated at the time of purchase A-/A3 or better by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. The Fund may invest in different types of fixed income securities, including corporate debt obligations such as fixed and variable-rate bonds, zero coupon bonds and debentures, government securities, and money market instruments. All of the fixed income securities acquired by the Fund other than those subject to the 65% requirement described above will be rated at the time of purchase BBB/Baa or higher by S&P or Moody's, respectively, or similarly rated by another national rating agency or, are unrated but determined to be of comparable quality by the Subadviser.

The Fund also may invest up to 65% of its net assets in mortgage-backed securities, CMOs, and asset-backed securities. Mortgage-backed securities represent interests in "pools" of commercial or residential mortgage loans assembled by various government agencies or private issuers. CMOs are mortgage obligations structured in multiple classes, with each class bearing a different stated maturity, coupon rate or interest rate sensitivity. The Fund may invest in mortgage pass-through certificates which are backed by pools of residential mortgage loans guaranteed by GNMA, FNMA or FHLMC. The Fund also may invest in commercial mortgage-backed securities, which are securitizations of mortgage loans backed by commercial real estate. CMOs may be collateralized by whole mortgage loans but typically are collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC or FNMA. Asset-backed securities represent a participation in, or are secured by or payable from, a stream of payments governed by particular assets. Such securities may include home equity and manufactured housing loans, automobile and credit card receivables, and other types of receivables or other assets.


The Fund also invests in government securities including separately traded registered interest and principal securities ("STRIPS") and other zero coupon obligations; corporate bonds, notes and debentures; domestic certificates of deposit, bank deposit notes and bank notes; and cash or cash equivalents, including commercial paper, loan participation interests and other promissory notes maturing in 397 days or less. These securities may have a fixed, variable or floating rate of interest.


Description of the PROLOAN Program. The Fund is designed to provide institutional investors with the opportunity to invest in an investment grade bond portfolio while also promoting employment in the home construction industry through the ProLoan program. The ProLoan program is a coordinated effort involving home builders, mortgage lenders and organized building trade unions. The Fund contracts with banks and other mortgage lenders (collectively, "Lenders") to offer ProLoan home mortgage loans to individuals whose homes are substantially union-built and newly constructed or substantially renovated, as determined by the Fund's Manager. The Manager also coordinates with home builders and local building trade unions to ensure that residential homes are built using trained union labor and, thus, are eligible to be included in the ProLoan program. ProLoan allows qualified borrowers the opportunity to lock in interest rates on their home mortgages, typically for up to six months, to allow time for construction or renovation of their home. This extended interest rate protection period is longer than the 45- to 60-day standard interest rate protection offered with respect to most ordinary home mortgages.


ProLoans are offered by qualified Lenders with the interest rate and points established each week by the Subadviser, based on its survey of local markets and the ability of the Fund to invest in additional ProLoan mortgage-backed securities. Borrowers pay a ProLoan commitment fee, which is refunded to the borrower at closing. These commitment fees might not fully compensate the Fund for the additional interest rate risk it will bear during the six-month interest rate lock-in period and, thus, the Fund may incur a loss. In the event that the borrower does not close a ProLoan, the unrefunded commitment fees are retained by the Fund. If interest rates decline after a borrower has locked in an interest rate on a ProLoan, the borrower may reduce the interest rate by paying a "float-down" fee to the Fund, which typically is one-half of one percent of the loan amount. If construction or renovation of a home is not complete by the date set for closing, the borrower may extend a ProLoan for up to 60 days, at the discretion of the Subadviser, for an extension fee which typically is one-quarter of one percent of the loan amount for each 30 day extension.


PROLOAN Mortgage-Backed Securities. The Fund invests at least 30% of its net assets in ProLoan mortgage-backed securities. These securities are secured by pools of ProLoans created by the Lenders, which have been securitized and guaranteed by GNMA, FNMA or FHLMC. At the Subadviser's discretion, a ProLoan may be sold instead of being included in a pool by a Lender. The Fund purchases ProLoan mortgage-backed securities from the Lenders at established prices based on the face value of such ProLoans, as determined pursuant to an agreement between the Fund and the Lenders. ProLoan mortgage-backed securities typically are delivered to the Fund within eight months from the initial commitment date.


The Fund commits to acquire ProLoan mortgage-backed securities on a "when-issued" basis. At the time of the commitment, the Fund's custodian segregates cash or other liquid assets equal to the amount of the commitment. The value of the ProLoans underlying the when-issued commitment, and any subsequent fluctuations in their value, will be taken into account when determining the Fund's net asset value starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to acquire until they are paid for and delivered on the settlement date. When the Fund engages in when-issued transactions, it relies on the other party to consummate the trade. Failure of that party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous. The Fund will make commitments to acquire securities on a when-issued basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, the Fund may sell ProLoans it has committed to purchase before those securities are delivered to the Fund on the settlement date. In those cases, the Fund may realize a capital gain or loss. Under normal circumstances, the Fund does not intend to commit more than 33 1/3% of its total assets to these ProLoan mortgage commitments.


Temporary Investments. For temporary defensive purposes, the Fund may invest up to 100% of its total assets in cash or cash equivalent short-term obligations, including money market instruments such as bank obligations, commercial paper and notes, U.S. Government obligations and repurchase agreements. See the Fund's Statement of Additional Information ("SAI") for a description of the foregoing securities. Principal and/or interest payments for government securities may or may not be backed by the full faith and credit of the U.S. Government. The Fund may not achieve its investment objective if it engages in temporary defensive strategies.


Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale or no readily available market (including repurchase agreements, variable and floating rate instruments and time deposits with notice/termination dates in excess of 7 days) and certain securities that are subject to trading restrictions because they are not registered under the Securities Act of 1933 (the "1933 Act"). The Fund may purchase commercial paper issued pursuant to section 4(2) of the 1933 Act and securities that are not registered under the 1933 Act but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid as long as the Subadviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists.


Credit Quality. Under normal market conditions, the Fund will invest at least 65% of its total assets in fixed income securities rated at the time of purchase A-/A3 or better by S&P or Moody's, respectively, or, if unrated, determined to be of comparable quality by the Subadviser. The Fund's average credit rating, calculated based upon the market value of each security in the Fund's portfolio, will be at least AA-/Aa3 as rated by S&P or Moody's, respectively, or the equivalent rating of another rating agency. All of the fixed income and floating rate securities acquired by the Fund other than those subject to the 65% requirement will be rated at the time of purchase AAA/Aaa, AA/Aa, A or BBB/Baa by S&P or Moody's, respectively, or are similarly rated by another national rating agency or are unrated but determined to be of comparable quality by the Subadviser.

Duration. Although the Fund is not restricted as to the maximum or minimum duration of any individual security it holds, its average effective duration will be within 30% of the duration of the Lehman Brothers Aggregate Bond Index, which currently is 3 and 1/2 years. Thus, the Fund's duration will be between
2.5 and 4.5 years. "Duration" means the average time to receipt of expected cash flows (discounted to present value) on a particular fixed income instrument or a portfolio of instruments. Duration takes into account the pattern of a security cash flow over time, including how cash flow is affected by prepayments and changes in interest rates. Duration also generally takes into account the effect of interest rate changes on bond prices. For example, if interest rates increase by 1%, the value of a security having an effective duration of five years generally would decrease in value by 5%.


PRINCIPAL RISKS

Interest Rate Risk. The market value of fixed rate securities and, thus, the net asset value of the Fund's shares, is expected to vary inversely with movements in interest rates. The market value of variable and floating rate instruments will not vary as much as the market value of fixed rate securities due to the periodic adjustments in their interest rates. An adjustment that increases the interest rate of variable and floating rate securities should reduce or eliminate declines in market value resulting from a prior upward movement in interest rates, and an adjustment which decreases the interest rate of such securities should reduce or eliminate increases in market value resulting from a prior downward movement in interest rates. The market value of investment grade fixed income securities and the resulting net asset value of the Fund's portfolio will fluctuate with changes in interest rates. When interest rates rise, the net asset value of the Fund will decline; shareholders who redeem Fund shares in such circumstances will suffer the resulting loss in value of those shares. Conversely, in certain periods of declining interest rates, mortgage-backed securities held by the Fund will increase in market value but may be prepaid by the various mortgagors or other obligors so that anticipated yields on such investments may not be realized.


CMOs involve risks in addition to those found in other types of mortgage-related obligations, since they may exhibit more price volatility and interest rate risk. During periods of rising interest rates, CMOs could lose their liquidity because CMO market makers may choose not to repurchase, or might offer prices based on current market conditions that are unacceptable to the Subadviser based on its analysis of the market value of the security. Zero coupon bonds also are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.


Prepayment Risks. Early repayment of principal on mortgage-backed securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) could expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, in the event of prepayment, the value of the premium would be lost. Like other debt securities, when interest rates rise, the value of mortgage-related securities generally will decline; and when interest rates fall, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities.


Credit Risk. An issuer of bonds could default on its obligation to pay interest and repay principal. The Fund may invest up to 35% of its total assets in securities rated at the time of purchase BBB/Baa or higher by S&P or Moody's, respectively, or are similarly rated by another rating agency or are unrated but determined to be of comparable quality by the Subadviser. Obligations rated BBB/Baa are considered to have speculative characteristics and are subject to greater credit and market risk than higher rated securities. Subsequent to their purchase by the Fund, up to 5% of its portfolio securities may represent securities downgraded below investment-grade or may be deemed by the Subadviser no longer to be comparable to investment-grade securities. See the SAI for a description of applicable debt ratings.


ProLoan Risks. ProLoan mortgage-backed securities bear additional risks to those described above. For example, the Fund could experience additional interest rate risk, since ProLoan mortgage-backed securities will be subject to a potential six month interest rate lock period, exclusive of extensions, which is substantially longer than the typical 45 to 60 day interest rate lock period. Also, ProLoan interest rates in new markets could be lower than the average market rate offered by most financial institutions for ordinary home mortgage loans in order to generate interest in the ProLoan program. As a result, the market value of these ProLoan mortgage-backed securities could be lower than the market value of comparable mortgage-backed securities.

In addition, the Fund's investment in ProLoan mortgage-backed securities requires it to commit funds for future purchases of such securities at rates that are set at the time of the commitment, with delivery of such securities taking place at a future date (typically up to eight months later). These securities involve the risk that the yield obtained in the transaction (and thus the value of the security) may be less favorable than the yield available in the market when the security is delivered. At the time the Fund makes the commitment to acquire ProLoan mortgage-backed securities, these commitments will be valued for purposes of determining the Fund's net asset value and the Fund's custodian will segregate cash or liquid assets equal to the value of the commitments, which will be marked to market daily. If the market value of the underlying commitments declines due to a rise in interest rates or otherwise, the Fund will segregate additional assets. Because the Fund will segregate cash and liquid assets in this manner, its liquidity and the Subadviser's ability to manage the Fund's portfolio might be affected in the event its when-issued purchases or forward commitments ever exceeded 33 1/3% of the value of its assets. In this event, the Fund would be required to liquidate a portion of its ProLoan commitments on the open market or pursuant to a contractual obligation with a Lender. On the date of securitization, the Fund will fulfill its obligations from securities that are then maturing or sales of securities held in the segregated account and/or from available cash flow. If the Fund disposes of the right to acquire a mortgage commitment prior to its acquisition it can incur a gain or loss due to market fluctuation. In the event that interest rates decline, it may be difficult for the Fund to obtain delivery of the ProLoans that secure the Fund's investments and the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for the ProLoans in the segregated asset account. The Fund does not intend to engage in ProLoan commitments for speculative purposes, but only in furtherance of its investment objective.


The ProLoan program depends upon the continued participation of the Lenders. There is no assurance that banks, mortgage lenders and other financial institutions in a particular metropolitan area will continue to participate in the ProLoan program. To the extent that the ProLoan program does not generate sufficient ProLoan mortgage-backed securities, the Fund will invest in other mortgage-backed securities and fixed income securities as described in this Prospectus.

The Fund has a secondary objective to promote employment in the home construction industry through the ProLoan program. However, there can be no assurance that the Manager will attempt to establish a ProLoan program in the area in which an investor is located. If the Manager does attempt to establish a ProLoan program in a particular metropolitan area, there can be no assurance that its attempt will be successful and there may be a substantial delay between an investor's purchase of Fund shares and the development of a ProLoan program in the area in which the investor resides. The terms of the ProLoan program typically vary from city to city based on the nature of the regional real estate, mortgage and banking industries. For example, the interest rate lock period on ProLoans in a particular metropolitan area will be established based on local market conditions and may range from 90 up to 270 days. ProLoan mortgage interest rates also will vary from city to city, depending on local market conditions.


Commercial Mortgage-Backed Securities. CMBS transactions are securitizations of mortgage loans backed by commercial real estate. These pools of commercial loans typically are diversified by geographic location, property type, loan size and borrower. Other CMBS structures include pools of loans made to a single borrower, pools of loans backed by a small number of large loans, or pools that combine a few large loans with a more diversified pool of small loans. Commercial real estate typically includes office buildings, multi-family housing, retail, industrial/warehouse and hotels. For the most part, the loans are non-recourse to the borrower, which requires investors to rely on the property's cash flow and value to sustain their investment. The majority of the loans have amortization schedules considerably longer than the loan term, which requires a balloon payment usually after 10 years. The ability of the borrower to refinance and payoff a loan at the balloon date is a key risk to the cash flow volatility inherent in the CMBS structure.

Asset-Backed Securities. Asset-backed securities involve certain risks that do not exist with mortgage-related securities because they usually do not have the benefit of a complete security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds from repossessed collateral may not be sufficient to support payment on the securities. The risks associated with asset-backed securities are often reduced by the addition of credit enhancements such as a letter of credit from a bank, excess collateral, or a third-party guarantee.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. If, through a change in net asset value or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Subadviser would seek to take steps to protect the liquidity of the Fund's portfolio. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities.

Rule 144A securities will not be considered illiquid as long as the Subadviser determines, under guidelines approved by the Board of Directors, that an adequate trading market exists. The Fund's investment in 144A securities could increase the level of illiquidity during any period that qualified institutional buyers become uninterested in purchasing these securities.

The Fund's commitments to acquire ProLoan mortgage-backed securities will not be considered illiquid as long as the Fund has a valid contractual agreement with a third party to assume the commitments, or provided that the Manager determines, pursuant to guidelines established by the Board, that an adequate trading market exists for the commitments. To the extent that a secondary market source or a Lender becomes uninterested in purchasing the Fund's ProLoan commitments or refuses to honor its contractual commitment to the Fund, the Fund's ProLoan commitments would increase the level of illiquidity in its portfolio. As a result of such illiquidity, the Fund might not be able to sell these commitments when the Subadviser considers it desirable to do so or may have to sell them at a lower price than could be obtained if they were more liquid. These factors could have an adverse impact on the Fund's net asset value.


MANAGEMENT OF THE FUND

MANAGER
Capital Mortgage Management, Inc., located at 2190 South Mason Road, Suite 208, St. Louis, Missouri 63131, is responsible for the management of the Fund and the ProLoan program. Capital Mortgage provides or oversees all administrative, investment advisory and portfolio management services for the Fund. Capital Mortgage was formed in 1997 to provide management services to the Fund. John W. Stewart, President of Capital Mortgage, formerly served as Controller/System Administrator of the approximately $688 million pension fund for the Carpenters' District Council of Greater St. Louis from August 1988 to September 1997.

Capital Mortgage provides the Fund with office space, office equipment and personnel necessary to manage and administer the Fund's operations and the ProLoan program. In addition, Capital Mortgage also monitors the Subadviser's investment program and results.

The Fund paid Capital Mortgage management fees equal to 0.15% of its average daily net assets during the fiscal year ending December 31, 2001.

INVESTMENT SUBADVISER

Principal Capital Income Investors, LLC, a company of Principal Capital Management, LLC, is located at 801 Grand Avenue, Des Moines, Iowa 50392. Principal and its affiliates manage more than $100 billion in assets worldwide, including approximately $32 billion in U.S. fixed income, primarily for pension and institutional clients.

At the direction of the Manager, the Fund pays the Subadviser a monthly fee equal to an annual rate of 0.165% of its average daily net assets. Principal began serving as the Fund's Subadviser on June 1, 2000. From October 31, 1997 to May 31, 2000, Commerce Bank served as the Fund's subadviser, for which it received a annual fee of 0.165% of the Fund's average daily net assets.


PORTFOLIO MANAGERS

Martin J. Schafer and William C. Armstrong of Principal serve as portfolio managers of the Fund. Mr. Schafer has 24 years experience with an emphasis on mortgage-backed securities. His experience includes over 17 years as a portfolio manager of mutual funds and institutional portfolios, as well as direct experience in residential mortgage origination and secondary marketing. Mr. Schafer joined the Principal Financial Group in 1977. Mr. Armstrong has 14 years experience with an emphasis on corporate debt and asset-backed securities. He joined Principal as a securities analyst in 1992, and has managed institutional portfolios since 1997. Prior to joining the Principal Financial Group, he spent five years as a bank examiner with the Federal Deposit Insurance Corporation.

Kevin W. Croft, CFA is a portfolio manager at Principal specializing in high quality fixed income portfolios. Mr. Croft joined Principal in 1988. From 1993 to 1998, he led the firm's asset/liability management area and managed general account immunized portfolios for Principal Life Insurance Company. Mr. Croft earned his MBA and a bachelor's degree in actuarial science from Drake University. He holds the Chartered Financial Analyst designation. Mr. Croft is a member of the Iowa Society of Financial Analysts and the Association for Investment Management and Research (AIMR).


PURCHASE, REDEMPTION AND VALUATION OF FUND SHARES

Shares of the Fund are sold at net asset value without the deduction of any sales charge. The Fund offers to redeem its shares from its shareholders at any time at the next determined net asset value without the deduction of any sales charge or redemption fee. The redemption price may be paid either in cash or by a distribution in kind of securities held by the Fund.

PRICING OF FUND SHARES
The net asset value of the Fund is determined as of 4:00 p.m. Eastern time on each day on which the New York Stock Exchange is open for trading and the Fund's Custodian and Transfer Agent are open for business ("Business Day"). The net asset value of all outstanding shares of the Fund will be determined based on a pro rata allocation of the value of the Fund's investment income and total capital gains and losses and expenses based on comparative net asset value at the beginning of the day.

Long-term debt securities, including mortgage-backed and asset-backed securities, will normally be valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair market value, as determined in good faith and pursuant to procedures approved by the Fund's Board of Directors. Investment grade short-term obligations with 60 days less to maturity are valued using the amortized cost method.

The Fund commits to acquire ProLoan mortgage-backed securities when such securities are issued approximately six months after the origination of the underlying ProLoans. This "pipeline" of ProLoan mortgage commitments is valued at the price at which the Fund could assign the commitments to a third party, as long as this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows. The Manager calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The Manager then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. See the SAI for additional valuation methods.

PURCHASING SHARES OF THE FUND

Fund shares are offered without a sales charge. Institutional investors must make an initial investment of at least $1 million, with no minimum amount for subsequent investments. The Manager and Distributor may agree to lower this minimum investment requirement. There is no minimum investment required with respect to purchases by participants in and sponsors of 401(k) defined contribution plans.


Fund shares are sold without a sales charge at the net asset value next determined after the receipt of a request to purchase shares accompanied by immediately available funds. Shares of the Fund are offered and purchase orders accepted at the next determined net asset value. Net asset value is determined as of 4:00 p.m. Eastern time on each Business Day. The Fund reserves the right to reject any order for the purchase of shares and to limit or suspend, without prior notice, the offering of shares.

You may purchase Fund shares as follows:

BY WIRE -- To purchase by wire:

o Call the Fund's transfer agent toll-free at 1-877-923-5626 to obtain an account number (for new accounts only)

o Complete and return your account application to the transfer agent o Instruct your bank to wire your investment to:
                  UMB Bank, N.A.
                  ABA #1010-0069-5
                  Credit to: #9870983710
                  FBO: Builders Fixed Income Fund
                  Your name(s) _____________________
                  Your account number ______________

BY DEPOSITING SECURITIES -- Shares of the Fund may be purchased in exchange for an investor's securities if the securities are acceptable to the Fund and satisfy applicable investment objectives and policies. Investors interested in exchanging securities must:

o Contact Capital Mortgage to acquire instructions regarding submission of a written description of the securities which the investor wishes to exchange.

o Represent that all such securities offered to the Fund are not subject to any sale restrictions.

o Within five business days after receipt of the written description, Capital Mortgage will advise the investor whether the securities to be exchanged are acceptable. There is no charge for this review by Capital Mortgage.

o Upon acceptance of such orders, the securities must be delivered in fully negotiable form within five days.

Securities accepted by the Fund must have a readily ascertainable value as determined by the Fund's Custodian. Securities are valued in the manner described for valuing Fund assets in the section entitled "Valuation of Shares." Acceptance of such orders may occur on any day during the five-day period afforded Capital Mortgage to review the acceptability of the securities. Capital Mortgage will provide delivery instructions at the time of acceptance. A gain or loss for federal income tax purposes may be realized by the investor upon the exchange of securities, depending upon the adjusted tax basis and value of the securities tendered. The Fund will accept securities in this manner only for purposes of investment, and not for resale.

BY MAIL -- To purchase Fund shares by mail:

o    Complete and sign the account application

o    Mail your application and check to:

                  Builders Fixed Income Fund, Inc.
                  c/o Unified Fund Services, Inc.
                  P.O. Box 6110
                  (431 N. Pennsylvania Street for overnight deliveries) Indianapolis, IN 46206-6110

If you are making additional purchase of shares, include your account number on the check. Purchase checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Third party checks will not be accepted by the Fund.

INVESTING THROUGH PRINCIPAL LIFE INSURANCE COMPANY
If you purchase Fund shares through Principal Life Insurance Company ("Principal Life") or a retirement plan, your ability to purchase and redeem shares will depend on the policies of that entity. Some policy differences will include:

o    No minimum investment requirement
o    Varying cutoff time for investments


Please contact Principal Life or your plan sponsor for a complete description of its policies. Copies of the Fund's annual report, semi-annual report and SAI are available from Principal Life or your plan sponsor.

Principal Life will perform recordkeeping and administrative services for its clients and it will charge a fee for these services. This fee is retained by Principal Life and is not shared with the Fund. Principal Life also will provide distribution and shareholder services that would otherwise be performed by the Fund's distributor and transfer agent. The Fund's Distribution Coordinator will pay Principal Life the 12b-1 fees it receives from the Fund for these services. Principal Life is an affiliate of the Fund's Subadviser.

The Fund has an agreement with Principal Life that requires Principal Life to track the time investment orders are received and to comply with procedures relating to the transmission of orders. The Fund has authorized Principal Life to accept orders on the Fund's behalf up to the time at which the net asset value is determined. If those orders are transmitted to the Fund and paid for in accordance with the agreement, they will be priced at the net asset value next determined after your request is received in good order by Principal Life on behalf of the Fund.


REDEMPTION OF SHARES
You may sell your Fund shares on any Business Day.

Write a letter of instruction that includes:

o    your account name(s)
o    your account number
o    the dollar amount or the number of shares to be redeemed
o    how to send the proceeds to you (by check or wire*)
o your signature (the letter must be signed by an authorized person(s) in the exact name which appears on the account)
o    any legal documents, if required

* If you want to have the redemption proceeds wired to your bank account, provide the name, location, ABA or bank routing number and your bank account number. Your bank may charge a fee to receive the wire.

Mail your written instructions to:

         Builders Fixed Income Fund, Inc.
         c/o Unified Fund Services, Inc.
         P.O. Box 6110
         (431 N. Pennsylvania Street for overnight deliveries)
         Indianapolis, IN 46206-6110

Your shares will be sold at the next net asset value calculated after your order is received in good order by the Fund's transfer agent. Any share certificates being sold must be returned with your redemption request. The share certificates must be properly endorsed or accompanied by a stock assignment with signature guaranteed by a bank, trust company or member of a recognized stock exchange. You generally will receive the redemption proceeds within seven (7) days after receipt of your redemption request. The redemption check will be sent to the address of record.

Suspension of redemptions. The Fund reserves the right to suspend redemptions or postpone the date of payment: (a) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), or when trading on the Exchange is restricted, (b) at such time as an emergency exists as determined by the Securities and Exchange Commission ("SEC") so that disposal of a Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

If the shares being redeemed were purchased by check, payment may be delayed to verify that the check has been honored, normally not more than fifteen (15) days.

Redemptions in Kind. Although the Fund intends to redeem shares in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of readily marketable securities held by the Fund. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, if redemption is made in kind, shareholders who receive securities and sell them could receive less than the redemption value of their securities and could incur certain transaction costs.

DISTRIBUTIONS


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. Dividends and other distributions paid on the Fund's shares are calculated at the same time and in the same manner. Dividends consisting of substantially all of the net investment income of the Fund normally are declared on each Business Day immediately prior to the determination of the net asset value and are payable to shareholders of record as of the opening of business on the day on which declared. Dividends are paid monthly. The Fund's net investment income will consist of dividends and interest (including original issue discount) accrued on the securities held by the Fund less applicable expenses of the Fund. Distributions of the Fund's realized net short-term capital gain and net capital gain (the excess of net long-term capital gain over net short-term capital loss) normally will be made annually.


Unless a shareholder elects otherwise by so notifying the Fund in writing, all dividends and other distributions on the Fund's shares will be automatically declared and paid in additional shares of the Fund. However, a shareholder may choose to have distributions of net capital gain paid in shares and dividends paid in cash or to have all such distributions and dividends paid in cash. An election may be changed at any time by delivering written notice that is received by the Transfer Agent at least ten days prior to the payment date for a dividend or other distribution.

TAX INFORMATION

The following summary deals only with the principal federal income tax consequences of the ownership of a share of the Fund. It does not deal with shares of the Fund held by special classes of taxpayers, such as dealers in securities or currencies, banks, life insurance companies, tax-exempt organizations, and individuals or entities whose functional currency is not the U.S. dollar or who are not included within the term "United States Person" as defined by the Internal Revenue Code of 1986, as amended (the "Code"). Similarly, this summary does not address shares of the Fund held as a hedge, interests hedged against currency or interest-rate risks, or interests that are part of a straddle or conversion transaction. The summary is based on the Code, its legislative history, existing and proposed regulations thereunder, published rulings and court decisions, all as currently in effect and all subject to change at any time, perhaps with retroactive effect. Prospective purchasers of shares of the Fund should consult their own tax advisors concerning the consequences of their particular circumstances under the Code and the laws of any relevant state, county, city, or other taxing jurisdiction applicable to the acquisition, ownership, and disposition of such shares.

TAXATION OF SHAREHOLDERS OF THE FUND

Dividends and Capital Gain Distributions. All dividends and capital gain distributions paid by the Fund, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal, state, and local income tax. The Fund contemplates that distributions to shareholders will be taxable primarily as ordinary income (principally from interest, original issue discount (discussed below) and market discount), although the Fund also anticipates making some distributions taxable to shareholders as capital gains and losses (principally from the disposition of portfolio securities).


Gain or Loss on Sale or Exchange of Fund Shares. You will recognize a taxable gain or loss when you sell or redeem shares of the Fund. The nature of that gain or loss, and the manner in which it is to be recognized for federal income tax purposes, depend primarily on (1) the length of time you have held the shares, and (2) whether the amount realized in the transaction--the cash proceeds or the fair market value of property received--exceeds your adjusted basis in the relinquished shares. In computing a shareholder's adjusted basis, the Code increases the original cost of the shares by the excess of the undistributed capital gains the shareholder is required to report over the tax (imposed on the RIC and) deemed to have been paid by the shareholder on such gains. In general, the exchange of Fund shares for other securities or property would also result in the current recognition of taxable gain or loss unless the exchange is part of a tax-qualified corporate reorganization under the Code.


Accrual of Original Issue Discount. To the extent the Fund invests in debt securities (such as zero coupon bonds) that include an "original issue discount" component (as that term is defined in applicable provisions of the Code and related regulations), the Fund--regardless of its regular method of tax accounting--must recognize that original issue discount as income as it accrues. As discussed above, this increases income and, in order to avoid the 4% excise tax on insufficient distributions, effectively requires the Fund to increase its cash distribution before it receives the cash to which the income is attributable. As a result, the Fund may be required to dispose of securities at an earlier time than it would have done in the absence of the original issue discount income. Such dispositions made to fund distribution requirements may themselves produce currently-taxable gains, requiring additional funds for distribution.


Dividends-Received  Deductions.   Corporate  investors  may  be  entitled  to  a
dividends-received deduction on a portion of the ordinary dividends they receive from the Fund.

Information Reporting and Backup Withholding. Each January, the Fund will send to U.S. shareholders (other than corporations) a statement showing all taxable distributions and redemption proceeds received during the calendar year. The Fund will be required to effect so-called "backup withholding" at the rate of thirty percent (30%) if a non-corporate U.S. shareholder fails to provide an accurate taxpayer identification number to the Fund, or if the Fund is notified by the Internal Revenue Service that the shareholder has failed to report certain amounts required to be reported on the shareholder's federal tax returns. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


DISTRIBUTION PLAN

The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. This plan allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders. Under this Plan, the annual distribution and service fee payable to the Manager, as Distribution Coordinator, is 0.10% of the Fund's average daily net assets. Payments made to the Manager, as Distribution Coordinator, represent compensation for distribution and service activities, not reimbursement for expenses incurred. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment in Fund shares and may cost you more than paying other types of sales charges.

FINANCIAL HIGHLIGHTS


     The financial highlights table is intended to help you understand the Fund's financial performance for the period from October 31, 1997 (commencement of Fund operations) to December 31,2001. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, are incorporated by reference in the SAI, which is available upon request.



--------------------------------------------- ------------ ------------- ------------ ------------- ------------
                                              Year Ended    Year Ended   Year Ended    Year Ended    10/31/97*
                                               12/31/01      12/31/00     12/31/99      12/31/98        to
                                                                                                     12/31/97^
--------------------------------------------- ------------ ------------- ------------ ------------- ------------
Net asset value, beginning of period           $14.43        $14.14       $15.14        $15.10       $15.00
                                               ------        ------       ------        ------       ------
Income from investment operations
   Net investment income                         0.91          0.91         0.83          0.80         0.14
   Net realized and unrealized gains/loss)       0.05          0.29       (0.91)          0.15         0.10
     on investments                              ----          ----       ------          ----         ----

      Total from net investment operations       0.96          1.20       (0.08)          0.95         0.24
                                                 ----          ----       ------          ----         ----
Less distributions:
   From net investment income                  (0.91)        (0.91)       (0.83)        (0.80)       (0.14)
   From capital gains                            0.00          0.00       (0.09)        (0.11)         0.00
                                                 ----          ----       ------        ------         ----
       Total distributions                     (0.91)        (0.91)       (0.92)        (0.91)       (0.14)
                                               ------        ------       ------        ------       ------
Net asset value, end of period                 $14.48        $14.43       $14.14        $15.14       $15.10
                                               ======        ======       ======        ======       ======
Total Return                                    6.79%         9.00%      (0.58%)         6.48%       1.58%+
--------------------------------------------- -------- ------------- ------------ ------------- ------------
Ratios/Supplemental Data:

Net assets, end of period (millions)           $229.9        $218.2       $147.3        $132.8       $120.6
Ratio of expenses to average net assets:
   Before fees waived/ expenses recouped        0.57%         0.62%        0.65%         0.71%       0.63%++
   After fees waived/ expenses recouped         0.60%         0.60%        0.60%         0.60%       0.58%++

Ratio of net investment income to average net assets

   Before fees waived/ expenses recouped        6.29%         6.47%        5.65%         5.25%       5.36%++

--------------------------------------------- -------- ------------- ------------ ------------- ------------

   After fees waived/ expenses recouped         6.26%         6.49%        5.70%         5.36%       5.41%++

--------------------------------------------- -------- ------------- ------------ ------------- ------------

Portfolio Turnover Rate                        81.93%        50.93%       91.01%        39.39%       1.29%+

--------------------------------------------- -------- ------------- ------------ ------------- ------------



* Commencement of operations.
+ Not annualized.
++Annualized.

^ The calculations are based on average number of shares outstanding for the period.



                                     Manager
                        Capital Mortgage Management, Inc.
                        2190 South Mason Road, Suite 208
                            St. Louis, Missouri 63131

                                   Subadviser
                     Principal Capital Income Investors, LLC
                                801 Grand Avenue
                             Des Moines, Iowa 50392

                                   Distributor

                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202


                                    Custodian
                                 UMB Bank, N.A.
                               928 Grand Boulevard
                           Kansas City, Missouri 64106

                                 Transfer Agent
                           Unified Fund Services, Inc.
                                  P.O. Box 6110
                           Indianapolis, IN 46206-6110

                                    Auditors
                              Deloitte & Touche LLP
                           One City Centre, 22nd Floor
                               St. Louis, MO 63101

                                  Legal Counsel
                               Thompson Coburn LLP

                                One US Bank Plaza

                               St. Louis, MO 63101


This Prospectus is intended for use in connection with defined benefit Taft-Hartley plans, defined contribution plans and other tax-deferred arrangements. A Statement of Additional Information ("SAI") about the Fund has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by reference. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. Shareholders may make inquiries or request the SAI and the Fund's reports to shareholders without charge by calling or writing the Fund at the telephone number or the address listed on the cover page or by calling the Fund's transfer agent toll-free at (877) 923-5626. Information about the Fund may also be reviewed at the SEC's Public Reference Room in Washington, D.C. or through the SEC's Internet sight atwww.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling 1-202-942-8090. Copies of information about the Fund may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009 or by electronic request at the following e-mail address: publicinfo@sec.gov. The Fund also maintains an Internet site at www.proloan.com.


Fund's Investment Company Act of 1940 file number: 811-08273




                       STATEMENT OF ADDITIONAL INFORMATION

                        BUILDERS FIXED INCOME FUND, INC.






                                 April 30, 2002


Builders Fixed Income Fund, Inc. (the "Fund") is an open-end, non-diversified management investment company.


     This Statement of Additional Information should be read in conjunction with the Prospectus for the Fund dated April 30, 2002("Prospectus"). The Fund's annual report is incorporated herein by reference. A copy of the Prospectus and annual report may be obtained without charge by calling toll-free (877) 923-5626. This Statement of Additional Information is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by a current Prospectus.




                                TABLE OF CONTENTS

FUND HISTORY...................................................................1

DESCRIPTION OF THE FUND........................................................1

FUND POLICIES.................................................................16

MANAGEMENT OF THE FUND........................................................18


CODE OF ETHICS................................................................26


CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS................................26

ADVISORY AND OTHER SERVICES...................................................27

BROKERAGE ALLOCATION AND OTHER PRACTICES......................................31

CAPITAL STOCK.................................................................31

PURCHASE, REDEMPTION AND PRICING OF SHARES....................................32

TAX INFORMATION...............................................................34

UNDERWRITER...................................................................36

CALCULATION OF PERFORMANCE DATA...............................................37

FINANCIAL STATEMENTS..........................................................38

APPENDIX A:  DESCRIPTION OF BOND RATINGS......................................40

APPENDIX B:  OPTIONS AND FUTURES CONTRACTS....................................42


FUND HISTORY

The Fund was incorporated under the laws of the State of Maryland on June 13, 1997. The Fund currently is comprised of one investment portfolio with one class of common stock, par value $0.01, although it has the authority to issue multiple series and classes of shares.

Prior to January 28, 1999, the Fund's name was "Builders Proloan Fund, Inc."

DESCRIPTION OF THE FUND

The Fund is a non-diversified, no-load, open-end management investment company registered under the Investment Company Act of 1940 ("1940 Act").

The Fund may invest in the following types of instruments:

     Asset-Backed Securities - These securities do not have the benefit of the same security interest in the underlying collateral. Payment on asset-backed securities of private issuers is typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or subordination. Assets generating such payments will consist of such instruments as motor vehicle installment purchase obligations, credit card receivables and home equity and manufactured housing loans. The Fund may also invest in other types of asset-backed securities available in the future. The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligation may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected payments will increase, while slower than expected prepayments will decrease yield to maturity. In calculating the average weighted maturity of the Fund, the maturity of asset-backed securities will be based on estimates of average life.

     Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates. Furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of a shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Like other fixed income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed income securities.

     Asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (e.g., credit card and automobile loan receivables as opposed to real estate mortgages). Ultimately, asset-backed securities are dependent upon payment of the consumer loans or receivables by individuals, and the certificate holder frequently has no recourse against the entity that originated the loans or receivables. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, default may require repossession of the personal property of the debtor which may be difficult or impossible in some cases. Most issuers of automobile receivables permit the servicers to return possession of the underlying obligations. If the servicers were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the number of vehicles involved in a typical issuance and technical requirements under state law, the trustee for the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries of repossessed collateral may not, in some cases, be able to support payment on these securities.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, the secondary market for certain asset-backed securities may not be as liquid as the market for other types of securities, which could result in the Fund's experiencing difficulty in valuing or liquidating such securities. In certain circumstances, asset-backed securities may be considered illiquid securities subject to the percentage limitation described under "Illiquid Securities" below.

     Bank Deposit Notes - Bank deposit notes are obligations of a bank, rather than bank holding company corporate debt. The only structural difference between bank deposit notes and certificates of deposit is that interest on bank deposit notes is calculated on a 30/360 basis as are corporate notes/bonds. Similar to certificates of deposit, deposit notes represent bank level investments and, therefore, are senior to all holding company corporate debt.

     Bankers'   Acceptances  -  Bankers   acceptances   are  short-term   credit
instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Bank Obligations - For purposes of the Fund's investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. Investments in obligations issued by foreign banks and foreign branches of U.S. banks may involve risks that are different from investments in obligations of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks.

     Certificates of deposit issued by domestic branches of domestic banks do not benefit materially, and certificates of deposit issued by foreign branches of domestic banks do not benefit at all, from insurance from the Federal Deposit Insurance Corporation.

     Both domestic banks and foreign branches of domestic banks are subject to extensive governmental regulations, which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is dependent largely upon the availability and costs of funds for the purpose of financing and lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of this industry.

     Cash Equivalents - Cash equivalents include certificates of deposit, bearer deposit notes, bankers acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

     Certificates of Deposit - Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

     Commercial Paper and other Short-Term Corporate Obligations - Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days. The other corporate obligations in which the Fund may invest consist of high quality, U.S. dollar denominated short-term bonds and notes (including variable amount master demand notes) issued by domestic corporations bearing fixed, floating or variable interest rates.


     Debentures - The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor's Rating Group ("S&P") or Moody's Investors Service, Inc ("Moody's") or, if unrated, are determined to be of comparable quality by Principal Capital Income Investors, LLC, the Fund's Subadviser. Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.


     Illiquid Securities - The Fund may invest up to 15% of its net assets in illiquid securities, including securities having legal or contractual restrictions on resale or no readily available market. The Fund's commitments to acquire ProLoan mortgage-backed securities will not be considered to be illiquid so long as the Manager determines, pursuant to guidelines established by the Board of Directors, that an adequate trading market exists for these commitments. To the extent that a secondary market source or a Lender becomes uninterested in purchasing the Fund's mortgage commitments or refuses to honor its contractual commitment to the Fund, the Fund's mortgage commitments could increase the level of illiquidity in its portfolio. As a result of such illiquidity, the Fund may not be able to sell these instruments when the Subadviser considers it desirable to do so or may have to sell them at a lower price than could be obtained if they were more liquid. These factors may have an adverse impact on net asset value. The sale of illiquid securities may require more time and result in higher transaction costs and other selling expenses than the sale of liquid securities.

     Loan Participation Interests - LPIs represent interests in bank loans made to corporations. The contractual arrangement with the bank transfers the cash stream of the underlying bank loan to the participating investor. Because the issuing bank does not guarantee the participations, they are subject to the credit risks generally associated with the underlying corporate borrower. In addition, because it may be necessary under the terms of the loan participation for the investor to assert through the issuing bank such rights as may exist against the underlying corporate borrower, in the event the underlying corporate borrower fails to pay principal and interest when due, the investor may be subject to delays, expenses and risks that are greater than those that would have been involved if the investor had purchased a direct obligation (such as commercial paper) of such borrower. Moreover, under the terms of the loan participation, the investor may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the issuer may also be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation may be subject to certain defenses that can be asserted by such borrower as a result of improper conduct by the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the investor are regarded as illiquid.

     Mortgage-Backed Securities - Mortgage-backed securities, which are derivatives, consist of collateralized mortgage obligations ("CMOs"), residential mortgage pass-through certificates and commercial mortgage-backed securities ("CMBS").

          Collateralized Mortgage Obligations - CMOs and real estate mortgage investment conduits ("REMICs") are debt securities collateralized by mortgages, or mortgage pass-through securities (the "Mortgage Assets"). CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are FNMA, a government sponsored corporation owned entirely by private stockholders and the Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the United States created pursuant to an act of Congress which is owned entirely by Federal Home Loan Banks. CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. REMICs are a mortgage securities vehicle, authorized by the Tax Reform Act of 1986, that hold residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. The REMIC itself is generally exempt from federal income tax, but the income from the mortgages is reported by investors. For investment purposes, REMIC securities are virtually indistinguishable from CMOs.

          CMOs may involve additional risks other than those found in other types of mortgage-related obligations. CMOs may exhibit more price volatility and interest rate risks than other types of mortgage-related obligations. During periods of rising interest rates, CMOs may lose their liquidity as CMO market makers may choose not to repurchase, or may offer prices, based on current market conditions, that are unacceptable to the Fund based on the Fund's analysis of the market value of the security.

          Each class of CMOs or REMIC Certificates, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.

          The principal of an interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as "sequential pay" "sequential pay" CMOs or REMIC Certificates), payment of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

          Additional structures of CMOs or REMIC Certificates include, among others, "parallel pay" CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

          Residential Mortgage Pass-Through Certificates - Mortgage pass-through certificates are issued by governmental, government-related and private organizations which are backed by pools of residential mortgage loans.

          (1) Government National Mortgage Association ("GNMA") Mortgage Pass-Through Certificates ("Ginnie Maes") - GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through mortgage certificate type. GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the size of the market and the active participation in the secondary market of security dealers and a variety of investors.

          (2) FHLMC Mortgage Participation Certificates ("Freddie Macs") - Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. The secondary market for Freddie Macs is highly liquid because of the size of the market and the active participation in the secondary market of FHLMC, security dealers and a variety of investors.

          (3) FNMA Guaranteed Mortgage Pass-Through Certificates ("Fannie Maes")
          - Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

          (4) Mortgage-Related Securities Issued by Private Organizations - Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

          Commercial Mortgage-Backed Securities. CMBS transactions are securitizations of mortgage loans backed by commercial real estate. Pools of commercial loans that are diversified by geographic location, property type, loan size and borrower back the majority of CMBS deals. Other CMBS structures include pools of loans made to a single borrower, pools of loans backed by a small number of large loans, or pools that combine large loans with a more diversified pool of small loans. Property types typically include office buildings, multi-family housing, retail, industrial/warehouse and hotels.

          CMBS typically are structured as sequential-pay bonds and receive credit ratings from AAA through Not Rated. The majority of investment grade bonds are rated by two or more rating agencies, while at least one rating agency will rate below investment grade bonds.
          Sequential-pay means that all principal collected from the loan payments each month are applied to the highest rated bond until that bond is paid off, and then the next bond in the structure will begin to receive principal. Balloon payments, voluntary prepayments and proceeds from the sale of foreclosed properties are also applied in this manner. The highest rated bonds are also senior to those bonds rated lower when receiving interest payments. The lower rated bonds in the structure act as credit enhancement to those bonds rated higher as any losses incurred by the pool are applied to the lowest rated bond until the balance equals zero and then the losses are applied to the next lowest rated bond. The subordination levels required by the rating agencies at each rating level reflect the credit quality of the collateral as the subordination provides protection from credit loss. Higher subordination levels indicate lower credit quality.

          The loans are well call protected with an initial lockout period of 2-3 years, and then defeasance and/or yield maintenance until 3-6 months prior to the maturity date. For the most part, the loans are non-recourse to the borrower, which requires investors to rely on the property's cash flow and value to sustain their investment. The majority of the loans have amortization schedules considerably longer than the loan term, which requires a balloon payment usually after 10 years. If a borrower is unable to make a scheduled balloon payment, the servicer has the ability to modify the loan, which could result in an extension of the loan term and the average life of the investment. If a loan goes into default and the property is foreclosed, the special servicer has up to 3 years to sell the property out of the trust, which could also result in an extension of the balloon payment. While the loan is in default and being worked out, the servicer is required to advance the monthly loan payments which helps avoid cash flow interruption to bond holders. However, the servicer is not required to advance the balloon. The ability of the borrower to refinance and payoff a loan at the balloon date is a key risk to the cash flow volatility inherent in the structure.

     Mortgage Dollar Rolls - The Fund may enter into mortgage dollar rolls in which it sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar, but not identical, securities on a specified future date. The Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the Fund's investment performance. The Fund's custodian will segregate cash or liquid assets until the settlement date, in an amount equal to the forward purchase price. There is no assurance that mortgage dollar rolls can be employed successfully.

     Mortgages - The Fund may purchase mortgages in the form of whole loans or participations. The Fund will invest only in residential and multi-family mortgage loans and whole loan participations that have been underwritten and originated to secondary market underwriting standards. Although mortgages bear the same risks as mortgage-backed securities, there are additional risks to be considered. Privately-issued mortgage-related securities typically are not guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises but such securities are generally structured with one or more types of credit enhancement such as a guarantee, subordination, insurance policies or letters of credit obtained by the issuer or sponsor from third parities, through various means of structuring the transaction or through a combination of such approaches. In addition, although the Fund treats each mortgage-related portfolio as a separate issuer, concentration in issues of mortgage-related securities within the Fund, sponsored by the same sponsor or serviced by the same servicer, may involve certain risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the security holders on a periodic basis. Upon insolvency of the servicer, the security holders may be at risk with respect to collections received by the servicer but not yet delivered to the security holders. In addition, a sponsors' transfer of assets to a trust or other pooling vehicles may not represent a true sale and, upon insolvency of the sponsor, the security holders of the trust or other pool may be at risk with respect to the assets transferred to the trust or pool by the sponsor.

     Mortgages are illiquid in nature and, as such, may be difficult to sell when the Subadviser considers it desirable to do so or may have to be sold at a price lower than could be obtained if they were more liquid. The Fund's investment in mortgages is subject to the limitation on illiquid securities set forth under "Fund Policies" below.

     Foreclosure Risk - In cases in which the Fund invests directly in mortgage loans, it is anticipated that the mortgage loan will be secured by a deed of trust or mortgage, depending upon the prevailing practice in the state in which the subject property is located. Foreclosure of a deed of trust may be accomplished by a non-judicial trustee's sale under a specific provision in the deed of trust which authorizes the trustee to sell the property upon any default by the borrower under the terms of the note or deed of trust. Foreclosure of a mortgage generally is accomplished by judicial action. The action is initiated by the service of legal pleadings upon all parties having an interest in the real property. Delays in completion of the foreclosure occasionally may result from difficulties in locating necessary party defendants. The borrower may seek bankruptcy protection in an attempt to delay or avert a foreclosure and/or assert other defenses to the proceedings. Any bankruptcy filing will, and the assertion of other defenses may, significantly delay the proceedings and increase the expenses incurred by the lender in prosecuting the proceedings, and could result in a reduction of the secured debt in the event of a "cramdown" by a bankruptcy court. A cramdown occurs when a judge approves a bankruptcy plan over the objections of the company's minority shareholders. Depending upon market conditions, the net proceeds of the sale of the property after foreclosure, fix-up, and selling expenses may be less than the Fund's investment.

     In some states, after foreclosure and sale, the borrower and foreclosed junior lienholders are given a statutory period in which to redeem the property from the foreclosure sale. In some states, redemption may occur only upon payment of the entire principal balance of the loan, accrued interest and expenses of foreclosure. In other states, redemption may be authorized if the former borrower pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. Consequently, the practical effect of the redemption right is often to force the lender to retain the property and pay the expenses of ownership until the redemption period has run.

     Options and Futures Contracts - The Fund may purchase put and call options with primary over-the-counter dealers for hedging purposes only. Such options may relate to interest rates and other economic factors and would not exceed 5% of the Fund's net assets. The Fund also may invest in futures contracts and options on futures, index futures contracts or interest rate futures contracts, as applicable for hedging purposes. See Appendix B - Options and Futures Contracts.

     Ratings of Long-Term Obligations - The Fund utilizes ratings provided by the following nationally recognized statistical rating organizations ("Rating Organizations") in order to determine eligibility of long-term obligations.

     The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged by Moody's to be of the best quality. Obligations rated Aa are judged to be of high quality by all standards. Together with the Aaa group, such debt comprises what is generally known as high-grade debt. Moody's states that debt rated Aa is rated lower than Aaa debt because margins of protection or other elements make long-term risks appear somewhat larger than for Aaa debt. Obligations which are rated A by Moody's possess many favorable investment attributes and are considered upper medium-grade obligations. Obligations which are rated Baa by Moody's are considered to be medium grade obligations, i.e., they are neither highly protected or poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Moody's also supplies numerical indicators 1, 2, and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

     The four highest S&P's ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Obligations rated AA have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree. Obligations rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions. Obligations rated BBB by Standard & Poor's are regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     Duff & Phelps' four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA have the highest credit quality with risk factors being negligible. Obligations rated AA are of high credit quality and strong protection factors. Risk is modest but may vary slightly from time to time because of economic conditions. Obligations rated A have average but adequate protection factors. However, risk factors are more variable and greater in periods of economic stress. Obligations rated BBB have below average protection factors with considerable variability in risk during economic cycles, but are still considered sufficient for prudent investment.

     Thomson BankWatch ("Bankwatch") long-term debt ratings apply to specific issues of long-term debt and preferred stock. They specifically assess the likelihood of an untimely repayment of principal or interest over the term to maturity of the rated instrument. BankWatch's four highest ratings for long-term obligations are AAA, AA, A and BBB. Obligations rated AAA indicate that the ability to repay principal and interest on a timely basis is very high. Obligations rated AA indicate a superior ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category.

     Obligations rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings. BBB is the lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated BBB are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

     Fitch Investors Service, Inc. ("Fitch") investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner. Obligations rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonable foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings. Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

     Standard & Poor's, Duff & Phelps and Fitch apply indicators "+","-," and no character to indicate relative standing within the major rating categories.

     Ratings of Short-Term Obligations - The rating P-1 is the highest short-term rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluations of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Short-term obligations (or issuers thereof) rated A-1 by Standard & Poor's have the following characteristics. Liquidity ratios are adequate to meet cash requirements. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's short-term obligation is rated A-1, A-2, or A-3.

     The distinguishing feature of the Duff & Phelps Credit Ratings' short-term rating is the refinement of the traditional 1 category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. Obligations rated D-1+ indicate the highest certainty of timely payment. Safety is just below risk-free U.S. Treasury obligations. Obligations rated D-1 have a very high certainty of timely payment. Risk factors are minor. Obligations rated D-1- have a high certainty of timely payment. Risk factors are very small. Obligations rated D-2 have good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

     Thomson BankWatch short-term ratings are intended to assess the likelihood of an untimely or incomplete payment of principal or interest. Obligations rated TBW-1 indicate a very high likelihood that principal and interest will be paid on a timely basis. While the degree of safety regarding timely payment of principal and interest is strong for an obligation rated TBW-2, the relative degree of safety is not as high as for issues rated TBW-1.

     Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. A rating of F-1+ indicates exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. Obligations rated F-1 have very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. Issues assigned a rating of F-2 indicate good credit quality.

     Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

     Repurchase Agreements - A repurchase agreement, which provides a means to earn income on funds for periods as short as overnight, is an arrangement under which the purchaser (i.e., the Fund) purchases securities and the seller agrees, at the time of sale, to repurchase the securities at a specified time and price. The repurchase price may be higher than the purchase price, the difference being income to the purchaser, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the purchaser together with the repurchase price on repurchase. In either case, the income to the purchaser is unrelated to the interest rate on the securities subject to the repurchase agreement. Repurchase agreements are considered to be loans under the 1940 Act.

     The Fund may enter into repurchase agreements with any bank or registered broker-dealer who, in the opinion of the Board, presents a minimum risk of bankruptcy during the term of the agreement based upon guidelines which periodically are reviewed by the Board. The Fund may enter into repurchase agreements as a short-term investment of its idle cash in order to earn income. The securities will be held by a custodian (or subcustodian) or in the Federal Reserve/U.S. Treasury book entry system. If the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the securities to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

     In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security being held as collateral. Delays may involve loss of interest or decline in price of the securities. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the securities, in which case the Fund may incur a loss if the proceeds to the Fund from the sale of the securities to a third party are less than the repurchase price.

     Reverse Repurchase Agreements - The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Subadviser. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets such as liquid high quality debt securities having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the 1940 Act.

     Securities Lending - The Fund may lend its securities in accordance with the following conditions: (1) the Fund must receive at least 100% collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, and approved bank letters of credit; (2) the borrower must increase the collateral whenever the market value of the loaned securities (determined on a daily basis) rises above the level of collateral;
(3) the Fund must be able to terminate the loan after notice, at any time; (4) the Fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest or other distributions on the securities loaned, and any increase in market value of the loaned securities; (5) the Fund may pay only reasonable custodian fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, provided, however, that if a material event affecting the investment occurs, the Board must be able to terminate the loan and vote proxies or enter into an alternative arrangement with the borrower to enable the Board to vote proxies. While there may be delays in recovery of loaned securities or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to firms deemed by the Board to be of good financial standing and will not be made unless the consideration to be earned from such loans would justify the risk. The Fund currently does not intend to engage in securities lending absent prior Board approval.

     Separately Traded Registered Interest and Principal Securities ("STRIPs") and Zero Coupon Obligations - The Fund may invest in instruments known as "stripped" securities. These instruments include U.S. Treasury bonds and notes and federal agency obligations on which the unmatured interest coupons have been separated from the underlying obligation. Such obligations are usually issued at a discount to their "face value," and because of the manner in which principal and interest are returned may exhibit greater price volatility than more conventional debt securities. The Fund may invest in "interest only" stripped securities that have been issued by a federal instrumentality known as the Resolution Funding Corporation and other stripped securities issued or guaranteed by the U.S. Government, where the principal and interest components are traded independently under the STRIPS program. Under STRIPS, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently. The Fund may also invest in instruments that have been stripped by their holder, typically a custodian bank or investment brokerage firm, and then resold in a custodian receipt program under names such as TIGRs and CATS.

     Although stripped securities do not pay interest to their holders before they mature, federal income tax rules require the Fund each year to recognize a part of the discount attributable to a security as interest income. This income must be distributed along with the other income the Fund earns. To the extent shareholders request that they receive their dividends in cash rather than reinvesting them, the money necessary to pay those dividends must come from the assets of the Fund or from other sources such as proceeds from sales of Fund shares and/or sales of portfolio securities. The cash so used would not be available to purchase additional income-producing securities, and the Fund's current income could ultimately be reduced as result.

     The Fund may acquire zero coupon bonds. Such obligations will not result in the payment of interest until maturity and typically have greater price volatility than coupon obligations. The Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations. These actions may occur under disadvantageous circumstances and may reduce the Fund's assets, thereby increasing its expense ratio and decreasing its rate of return. Zero coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest.

     U.S. Government Securities - U.S. Government securities are issued or guaranteed by the U.S. Government and include U.S. Treasury obligations (see definition below) and securities issued by U.S. agencies and instrumentalities.

     U. S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Inter-American Development Bank, Asian-American Development Bank, Agency for International Development, Student Loan Marketing Association and International Bank of Reconstruction and Development.

     Obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     U.S. Treasury Obligations - U.S. Treasury obligations include bills, notes and bonds issued by the U.S. Treasury and STRIPS (described above).

     Variable or Floating Rate Obligations - A variable rate obligation is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate obligation is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Variable or floating rate obligations may be secured by bank letters of credit.

     Variable and floating rate instruments are not frequently rated by credit rating agencies. However, in determining the creditworthiness of unrated variable and floating rate instruments and their eligibility for purchase by the Fund, the Fund's subadviser, Principal Capital Income Investors, LLC (the "Subadviser"), will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, if the obligation is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Participation interests provide the Fund with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Subadviser has determined meets the prescribed quality standards for the Fund. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

     When-Issued and Forward Commitments - The Fund may purchase U.S. Government and other securities that are permissible investments of the Fund on a when-issued basis and may purchase or sell such securities on a "forward commitment"  basis in order to hedge  against  anticipated  changes in  interest rates and prices. When such transactions are negotiated, the price, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place on a later date. When-issued and forward commitment securities may be sold prior to the settlement date. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis, it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, cash or liquid securities such as U.S. Government securities or other appropriate high grade debt obligations equal to the value of the when-issued or forward commitment securities will be segregated by the Fund's custodian and will be marked to market daily. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of securities held in the segregated asset account and/or from available cash flow. If the Fund disposes of the right to acquire a when-issued or forward commitment security prior to its acquisition or disposes of its right deliver against a forward commitment, it can incur a gain or loss due to market fluctuation. In some instances, the third-party seller of when-issued or forward commitment securities may determine prior to the settlement date that it will be unable to meet its existing transaction commitments without borrowing securities. If advantageous from a yield perspective, the Fund may, in that event, agree to resell its purchase commitment to the third-party seller at the current market price on the date of sale and concurrently enter into another purchase commitment for such securities at a later date. As an inducement for the Fund to "roll-over" its purchase commitment, the Fund may receive a negotiated fee.

     There is always a risk that the securities may not be delivered and that the Fund may incur a loss or will have lost the opportunity to invest the amount set aside for such transaction in the segregated asset account. Settlements in the ordinary course, which may take substantially more than five business days for mortgage-relates securities, are not treated by the Fund as when-issued or forward commitment transactions.

FUND POLICIES

The following restrictions have been adopted by the Fund and may be changed only by the majority vote of the Fund's outstanding shares, which as used herein means the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not:

     1. Invest more than 25% of its total assets in the securities of companies primarily engaged in only one industry other than: (1) the U.S. Government, its agencies and instrumentalities; and (2) the home construction industry. Finance companies as a group are not considered a single industry for purposes of this policy.

     2. Act as an underwriter (sell securities for others), except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities or the sale of its own shares under federal securities laws.

     3. Borrow money or property in excess of 33 1/3% of its total assets (including the amount borrowed and through reverse repurchase agreements and mortgage dollar rolls) less all liabilities and indebtedness other than the bank or other borrowings, except that the Fund may borrow up to an additional 5% of its total assets for temporary defensive purposes.

     4. Buy or sell real estate, unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from investing in mortgages, mortgage-related securities, derivative mortgage-backed securities and other instruments backed by real estate or securities of companies engaged in the real estate business or real estate investment trusts.

     5. Buy or sell physical commodities unless acquired as a result of ownership of securities or other instruments, except this shall not prevent the Fund from buying or selling financial instruments (such as options and futures contracts) or from investing in securities or other instruments backed by, or whose value is derived from, physical commodities.

     6. Lend Fund securities in excess of 20% of its net assets. In making loans the Fund receives the market price in cash, U.S. government securities, letters of credit or such other collateral as may be permitted by regulatory agencies and approved by the board. If the market price of the loaned securities goes up, the Fund will get additional collateral on a daily basis. The risks are that the borrower may not provide additional collateral when required or return the securities when due. During the existence of the loan, the Fund receives cash payments equivalent to all interest or other distributions paid on the loaned securities. A loan will not be made unless the Subadviser believes the opportunity for additional income outweighs the risks.

     7. Make loans to any person or firm, except that the Fund may enter into repurchase agreements, lend its investment securities to broker-dealers or other institutional investors and acquire whole loan or participation mortgages for investment purposes in accordance with the guidelines stated in the Prospectus; provided, however, that the making of a loan shall not be construed to include the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed.

     8. Purchase from or sell portfolio securities to its officers, Directors or other "interested persons" of the Fund, as defined in the Investment Company Act of 1940, including its investment adviser, its investment subadviser and their affiliates, except as permitted by the 1940 Act and exemptive rules or orders thereunder.

     9. Issue senior securities (including borrowing money from banks and other entities and through reverse repurchase agreements) in excess of 33 1/3% of its total assets (including the proceeds of senior securities issued).

The following non-fundamental investment restrictions apply to the Fund and may be changed with respect to the Fund by a majority vote of the Fund's Board of Directors (the "Board").

     1. The Fund may not purchase securities on margin, effect short sales (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities) or engage in the writing of call options.

     2. The Fund may invest up to 10% of its total assets in the securities of other investment companies to the extent permitted by law. The Fund may incur duplicate advisory or management fees when investing in another mutual fund.

     3. The Fund may not invest in warrants.

     4. The Fund may make contracts to purchase securities for a fixed price at a future date beyond normal settlement time (when-issued securities or forward commitments). Under normal market conditions, the Fund does not intend to commit more than 33 1/3% of its total assets to these practices. The Fund does not pay for the securities or receive dividends or interest on them until the contractual settlement date. The Fund will designate cash or liquid high-grade debt securities at least equal in value to its forward commitments to purchase the securities. When-issued securities or forward commitments are subject to market fluctuations and they may affect the Fund's total assets the same as securities it owns.

     5. The Fund may not invest more than 15% of its net assets in securities that lack an established secondary trading market or are otherwise considered illiquid, including time deposits and repurchase agreements that mature in more than seven days. In determining the liquidity of commercial paper issued in transactions not involving a public offering under Section 4(2) of the Securities Act of 1933, the Fund's Subadviser, under guidelines established by the Board, will evaluate relevant factors such as the issuer and the size and nature of its commercial paper programs, the willingness and ability of the issuer or dealer to repurchase the paper, and the nature of the clearance and settlement procedures for the paper.

     6. For temporary investment purposes, the Fund may invest 100% of its total assets in cash and cash-equivalent short-term obligations. The cash-equivalent investments the Fund may use are short-term U.S. government securities and negotiable certificates of deposit, non-negotiable fixed-time deposits, bankers acceptances and letters of credit of banks or savings and loan associations having capital, surplus and undivided profits (as of the date of its most recently published annual financial statements) in excess of $100 million (or the equivalent in the instance of a foreign branch of a U.S. bank) at the date of investment. The Fund also may purchase short-term corporate notes and obligations rated in the top two classifications by Moody's or S&P or the equivalent and may use repurchase agreements with broker-dealers registered under the Securities Exchange Act of 1934 and with commercial banks.

MANAGEMENT OF THE FUND

Board of Directors. The Board provides broad supervision over the Fund's affairs. Capital Mortgage Management, Inc. is responsible for the management of the Fund and the ProLoan program, and the Fund's officers are responsible for the Fund's operations. The directors and officers of the Fund are listed below, together with their principal occupations during the past five years.


               Independent Directors
--------------------------- ----------------------------------------------------------- ---------------------------------
                                                                                         # of
                                                                                         Portfolios
                                         Term of                                         in Fund
                             Position(s) Office and                                      Complex
                             Held with   Length of   Principal Occupation(s) During      Overseen by Other Directorships
 Name, Address and Age       the Company Time Served Past Five Years                     Director    Held by Director
--------------------------- ------------ ----------- ---------------------------------- ------------ ---------------------
Dan Mulligan (52)            Independent Life Term;  Member of United Brotherhood of          1      None
1401 Hampton Avenue          Director    4 years     Carpenters and Joiners of America
St. Louis, MO 63139                                  (1975-present); Director of
                                                     Organizing for the Southern
                                                     Illinois District Council
                                                     (1987-present); 3rd
                                                     Vice-President of the 12th
                                                     Congressional District AFL-CIO
                                                     C.O.P.E. (1995-present); Trustees
                                                     of the Southern Illinois Health
                                                     and Welfare Fund (1998-present);
                                                     President of S.I.D.C. Local 1997
                                                     (1985-present).
--------------------------- ------------ ----------- ---------------------------------- ------------ ---------------------
James D. Slebiska (57)       Independent  Life Term; Fifth District General Executive         1      Fifth District
4281 NE 38th Street          Director     3 years    Board Member, United Brotherhood                General Executive
Des Moines, IA  50317                                of Carpenters (Oct. 1969-present).              Board, United
                                                                                                     Brotherhood of
                                                                                                     Carpenters
--------------------------- ------------ ----------- ---------------------------------- ------------ ---------------------
Joseph A. Montanaro (63)     Independent  Life Term; Executive Director, Directed             1      None
3221 McKelvey, Suite 105     Director     4 years    Account Plan (formerly TWA Pilots
Bridgeton, MO 63044                                  DAP 401(k)), (July 1993 -
                                                     present) and Chairman of
                                                     Investment Committee (Oct. 1991 -
                                                     July 1993); Co-Trustee, TWA
                                                     Flight Engineers Trust Plan (1976
                                                     - Oct. 1991).
--------------------------- ------------ ----------- ---------------------------------- ------------ ---------------------
Leonard Terbrock (68)        Independent  Life Term; Retired (1993-present); Former           1      Catholic Charities
5 Mary Rose                  Director     4 years    Executive Secretary andTreasurer,               since 1992
Hazelwood, MO 63042                                  Carpenters' District Council of
                                                     Greater St. Louis (1986-1993) and
                                                     Assistant Executive Secretary and
                                                     Treasurer (1981-1986); Director,
                                                     Catholic Charities
                                                     (1992-present); Director, St.
                                                     Louis Regional Commerce and
                                                     Growth Association (1990-1993);
                                                     Director, Sold on St. Louis
                                                     (1988-1993); Committee Chairman,
                                                     United Way (1970-1993).
--------------------------- ------------ ----------- ---------------------------------- ------------ ---------------------
Douglas J. McCarron (51)    Independent  Life Term;  General President, United                1      Chairman,
101 Constitution Ave., N.W. Director     4 years     Brotherhood of Carpenters and                   Carpenters Southern
Washington, D.C.  20001                              Joiners of America (Nov.                        California
                                                     1995-present) and General Second                Administrative
                                                     Vice President (1992-1995);                     Corporation;
                                                     President, Southern California                  Co-Chairman,
                                                     Conference of Carpenters                        Carpenters Joint
                                                     (1995-present) and Secretary                    Apprenticeship and
                                                     Treasurer (1987-1995); President                Training Committee
                                                     and Chairman, 999 Office Builder                Fund for Southern
                                                     Corporation; Chairman, Carpenters               California;
                                                     Health and Welfare Trust for                    Chairman,
                                                     Southern California; Chairman, 13               Carpenters Pension
                                                     County Carpenters Vacation,                     Trust for Southern
                                                     Savings and Holiday plan;                       California;
                                                     Co-Chairman, Carpenters' Trusts                 Chairman,
                                                     for Southern California;                        Carpenters National
                                                     President and Chairman, Inland                  Health and Welfare
                                                     Empire Hotel Corporation,                       Fund; Chairman,
                                                     President, RPS Resort                           Carpenter Canadian
                                                     Corporation; President and                      Local Unions and
                                                     Chairman, Santa Nella Hotel                     Councils Pension
                                                     Corporation; President, THMI                    Fund and the
                                                     Motel Corporation.                              General Officers
                                                                                                     and
                                                                                                     Representatives
                                                                                                     Pension
                                                                                                     Fund;
                                                                                                     Chairman,
                                                                                                     UBC
                                                                                                     Pension
                                                                                                     Fund,
                                                                                                     General
                                                                                                     Office
                                                                                                     Employees
                                                                                                     Retirement
                                                                                                     Plan,
                                                                                                     Retirees
                                                                                                     Health
                                                                                                     and
                                                                                                     Welfare
                                                                                                     Fund
                                                                                                     and
                                                                                                     Apprenticeship
                                                                                                     and
                                                                                                     Training
                                                                                                     Fund;
                                                                                                     Director,
                                                                                                     Works
                                                                                                     Partnership.
--------------------------- ------------ ----------- ---------------------------------- ------------ ---------------------




                         Interested Directors & Officers

----------------------------------------------------------------------------------------------------------
                                                                              # of
                                                                              Portfolios
                                                                              in Fund
                                         Term of                              Complex     Other
                           Position(s)   Office and   Principal Occupation    Overseen    Directorships
                           Held with     Length of    (s) During Past Five    by          Held by
 Name, Address and Age     the Company   Time Served  Years                   Director    Director
-------------------------- ------------- ----------- ------------------------ ----------- ----------------
 John W. Stewart* (43)     Chairman,     Life Term;  President, Capital           1       None
 2190 Mason Road., Ste.208 President,    4 years     Mortgage Management,
 St. Louis, MO 63131       Treasurer                 Inc. (July
                           and                       1997-Present);
                           Secretary                 Controller/System
                                                     Administrator,
                                                     Carpenters' District
                                                     Council of Greater St.
                                                     Louis (August 1988-July
                                                     1997)
-------------------------- ------------- ----------- ------------------------ ----------- ----------------
Terry Nelson* (61)         Director      Life Term;  Executive Secretary and      1       United Way
1401 Hampton Avenue                      4 years     Treasurer, Carpenters'               since 1993
St. Louis, MO 63139                                  District Council of
                                                     Greater St. Louis (Aug.
                                                     1993-present); Managing
                                                     Trustee, Carpenters'
                                                     District Council of
                                                     Greater St. Louis
                                                     pension fund, health and
                                                     welfare fund and
                                                     vacation fund (Aug.
                                                     1993-present); Business
                                                     Representative,
                                                     Carpenters' District
                                                     Council of Greater St.
                                                     Louis (1981-Aug. 1993)
-------------------------- ------------- ----------- ------------------------ ----------- ----------------
Dennis F. Penkalski* (59)  Director      Life Term;  Retired (August,             1       None
W27558840 Hidden Lake Rd.                 1 year      2001-present); Former
Mukwonago, WI 53149                                  Executive Secretary,
                                                     Treasurer (1995-2001)
                                                     Milwaukee & Southern
                                                     Wisconsin Regional
                                                     Council of Carpenters
-------------------------- ------------- ----------- ------------------------ ----------- ----------------



* An "interested person" of the Fund, as defined in the Investment Company Act of 1940.

Board Committees
         The Board has three standing committees as described below:
----------------------------------------------------------------------------------------------------------
Audit Committee
----------------------------------------------------------------------------------------------------------
Members              Description                                            # of Meetings during Past
                                                                                    Fiscal Year
James D. Slebiska    Responsible for advising the full Board with respect The  Committee met twice during
Leonard Terbrock     to accounting, auditing and financial matters        the period ending  December 31,
Joseph A. Montanaro  affecting the Fund.                                  2001.


Code of Ethics Review Committee
----------------------------------------------------------------------------------------------------------
Members              Description                                            # of Meetings during Past
                                                                                    Fiscal Year

John W. Stewart      The Committee's function is to investigate any       None.  Only meets as necessary.
Leonard Terbrock     suspected violation of the Code and to impose
Joseph A. Montanaro  sanctions.

-------------------------------------------------------------------------------------------

Valuation Committee
----------------------------------------------------------------------------------------------------------

Members              Description                                            # of Meetings during Past
                                                                                    Fiscal Year

Any one director     Responsible for (1) monitoring the valuation of the  None.  Only meets as necessary
shall constitute a   Fund's securities and other investments; and (2) as  when a price is not readily
quorum of the        required by the Fund's valuation policies,
Valuation Committee. when the available. full Board is not in session, determining the fair value of
                     illiquid and other holdings after
                     consideration of all relevant factors,
                     which determinations shall be reported to
                     the full Board.
-------------------- ---------------------------------------------------- --------------------------------



Board Interest in the Fund

As of December 31, 2001, the Directors own the following amounts in the Fund:
--------------------- --------------------- ----------------------------------------------
  Name of Director                           Aggregate Dollar Range of Equity Securities
                        Dollar Range of        in all Registered Investment Companies
                       Equity Securities    Overseen by Director in Family of Investment
                          in the Fund                         Companies
--------------------- --------------------- ----------------------------------------------
   Terry Nelson*         Over $100,000                      Over $100,000

Dennis F. Penkalski*     Over $100,000                      Over $100,000

    Dan Mulligan              None                              None

 James D. Slebiska            None                              None

Joseph A. Montanaro           None                              None

  Leonard Terbrock            None                              None

Douglas J. McCarron           None                              None


*Denotes a director who may be deemed an "interested person" under the 1940 Act due to their position as Trustee in the respective pension funds that own shares of the Fund. Please see "Control Persons and Principal Security Holders".

Compensation
     The Fund compensates each Independent Director by an annual fee of $2,000. Directors also are reimbursed for any expenses incurred in attending meetings. For its fiscal year ended December 31, 2001, the Fund paid the following compensation to its independent directors:


                                            Aggregate     Pension or    Estimated           Total
                                          Compensation    Retirement      annual      Compensation from
                                            from Fund      Benefits   benefits upon     Fund and Fund
                                                          accrued as    retirement     Complex paid to
                                                         part of Fund                     Directors
Name of person and position                                expenses
----------------------------------------- ------------- ------------- --------------- -------------------

Joseph A. Montanaro, Independent Director    $2,000           $0            $0              $2,000

Leonard Terbrock, Independent Director       $2,000           $0            $0              $2,000

Douglas J. McCarron, Independent Director      $0             $0            $0                $0

Dan Mulligan, Independent Director             $0             $0            $0                $0

James D. Slebiska, Independent Director        $0             $0            $0                $0



CODE OF ETHICS

The Fund, the Manager and the Subadviser have each adopted a Code of Ethics pursuant to Rule 17j-1 of the Investment Company Act of 1940, as amended. Each Code permits personnel subject to the Code to invest in fixed income securities that may be purchased or held by the Fund, subject to certain reporting requirements and restrictions imposed by the Code.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of such control. As of April 1, 2002, the following shareholders were considered to be either a control person or principal shareholder of the Funds:



                           Builders Fixed Income Fund

-------------------------------------- ---------------- ------------ ---------------------------
Name and Address                            Shares      % Ownership      Type of Ownership
-------------------------------------- ---------------- ------------ ---------------------------
Carpenters' Pension Trust Fund of  St.   8,658,309.357     55.04%              Record
Louis
1401 Hampton Avenue
St. Louis, MO 63139-3159

Carpenters Pension Fund of Illinois      1,635,905.032     10.40%              Record
P.O. Box 791, 28 North First Street
Geneva, IL 60134

Building Trades United Pension Trust     2,147,552.918     13.65%              Record
Milwaukee and Vicinity       P.O. Box
530
Elm Grove, WI 53122

Chicago District Council of Carpenters   1,040,943.789     6.62%               Record
12 East Erie Street
Chicago, IL 60611
-------------------------------------- ---------------- ------------ ---------------------------




All directors and officers of the Fund as a group own less than 1% of the outstanding shares of the Fund. Terry Nelson, a director of the Fund, is managing trustee of the pension fund of the Carpenters' Pension Trust Fund of St. Louis described above.


INVESTMENT ADVISORY AND OTHER SERVICES


Manager. Capital Mortgage Management, Inc., the Fund's Manager, is paid a management fee by the Fund as compensation for its management services with respect to the Fund and the ProLoan program, plus all fees payable to the Subadviser. The Management Agreement between the Manager and the Fund initially was approved by the Board and the initial shareholder of the Fund effective as of September 24, 1997. John W. Stewart, President, Treasurer, Secretary and a director of the Fund, owns all of the issued and outstanding stock of the Manager.

The Board discussed the approval of the Subadvisory Agreement between the Fund and Principal Capital Income Investors, LLC at a meeting held in person on April 24, 2000. In evaluating the new arrangement,the Board reviewed materials furnished by Principal relevant to its decision. In addition, the Board formed a Subadvisory Search Committee consisting of Messrs. Stewart, Montanaro, Nelson and Slebiska to assist them. The Committee reviewed with the Board materials including information regarding Principal and its affiliates, personnel, operations, financial condition, investment philosophy, method of managing portfolios and long-term experience and investment results in the fixed income and mortgage markets. Upon careful review, the Board approved Principal as the new subadviser for the Fund for these reasons:

1. Principal has substantial investment experience in both the fixed income and mortgage areas, which combined expertise is difficult to find in an investment subadviser;
2. Principal has displayed discipline and thoroughness in pursuit of its stated fixed income investment objectives;
3. Principal has consistently maintained above-average performance for its other fixed income accounts;
4. Principal has demonstrated a high level of service and responsibility to its clients;
5. Principal has agreed to contribute time and marketing assistance to attract potential new investors to the Fund;
6. Principal is independent from the Fund, the Board of Directors, and the Fund's manager, Capital Mortgage Management, Inc.;
7. Principal has agreed to act as subadviser to the Fund according to the terms of the current subadvisory agreement and fee schedule, with no increase in fees to the Fund; and
8. Principal is a company of the Principal Financial Group, a large, well-established and financially stable company.

After reviewing these factors, the Board concluded that it is in the best interests of the Fund and its shareholders to approve the new Subadvisory Agreement with Principal. The Board reached its conclusion after careful discuss and analysis. Shareholders of the Fund approved the Subadvisory Agreement effective as of June 1, 2000.

For the fiscal year ended December 31, 1999, the Fund paid the Manager $491,329 in management fees, of which Commerce Bank received $283,844 in subadvisory fees. Commerce Bank waived $55,610 of its fees during this period. For the fiscal year ended December 31, 2000, the Fund paid the Manager $590,458 of which Commerce Bank received $138,311 for the period January 1, 2000 through May 31, 2000 and Principal Capital Income Investors, LLC received $182,842 for the period June 1, 2000 through December 31, 2000. From January 1, 2000 to May 31, 2000, Commerce Bank waived $24,918 of its fees. For the fiscal year ended December 31, 2001, the Fund paid the Manager $685,752.

Subadviser. The Subadvisory Agreement between Principal Capital Income Investors, LLC and the Manager, as described in the Prospectus, initially was approved by the Board on April 24, 2000 and by shareholders of the Fund at a meeting held on May 25, 2000. Under the terms of the Subadvisory Agreement, the Subadviser agrees to provide investment advisory services to the Fund, with discretion to purchase and sell securities on behalf of the Fund in accordance with its investment objective, policies and restrictions. The Subadvisory Agreement will automatically terminate if assigned and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Board or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the Subadviser, or by the Subadviser upon one-hundred twenty (120) days' written notice to the Fund. The Subadvisory Agreement will continue in effect until June 1, 2002, and annually thereafter; provided that annually such continuance is specifically approved by a vote of the Board, including the affirmative votes of a majority of the Directors who are not parties to the Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

Principal Underwriter. Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, is the Fund's Distributor. Quasar Distributors, LLC, is an affiliate of U.S. Bancorp Fund Services, LLC, the Fund's Administrator for its services, the Distributor receives an annual fee of $20,000, paid monthly, by the Fund's Manager as the Distribution Coordinator.


Also as described more fully in the Prospectus, the Fund has adopted a Distribution Plan in accordance with Rule 12b-1 (the "Plan") under the 1940 Act. The Plan provides that the Fund will pay the Manager as Distribution Coordinator at an annual rate of 0.10% of the average daily net assets of the Fund. See "Underwriter - Rule 12b-1 Plan."

Custodian. The Fund's securities and cash are held by UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, 64141-6226, through a custodian agreement. The Custodian is permitted to deposit some or all of its securities in central depository systems as allowed by federal law. The Fund pays the Custodian a fee for serving as custodian of its assets according to the following fee schedule:
1 basis point on the first $100,000,000 of the Fund's net assets; plus 0.75 basis point on the next $100,000,000 of net assets; plus 0.50 basis point of the Fund's net assets in excess of $200,000,000; subject to a $250 per month minimum. The Fund also pays the Custodian stated portfolio transaction fees and the Custodian's out-of-pocket expenses. The Custodian also receives a fee of:
3.0 basis points of the first $100,000,000 of average net assets; 2.0 basis points of the next $250,000,000; 1.0 basis points of the next $650,000,000 and
0.5 basis points on average net assets in excess of $1,000,000,000; subject to an annual minimum of $24,000 plus out-of-pocket expenses for serving as Fund accountant.

Transfer Agent. The Fund has a Transfer Agency Agreement with Unified Fund Services, Inc., 431 North Pennsylvania Street, Indianapolis, IN 46204-1806. This agreement governs the transfer agent's responsibility for administering and/or performing transfer agent functions, for acting as service agent in connection with dividend and distribution functions and for performing shareholder account administration agent functions in connection with the issuance, exchange and redemption or repurchase of the Fund's shares. Under the agreement, the transfer agent will earn a fee from the Fund determined by multiplying the number of shareholder accounts at the end of the day by a stated rate and dividing by the number of days in the year. The rate is $16.20 per open account and $3.00 per closed account, with a minimum fee of $12,000 per year. The Fund also pays the Transfer Agent stated activity fees, a one-time fund implementation fee, and the Transfer Agent's out-of-pocket expenses. The fees paid to the Transfer Agent may be changed from time to time upon agreement of the parties without shareholder approval.


Administrator. The Fund pays a fee for administrative services provided to the Fund by U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, (formerly Investment Company Administration, LLC) (the "Administrator"). Pursuant to the terms of an Administration Agreement with the Fund, the Administrator supervises the overall supervision of the Fund, including, among other responsibilities, the preparation and filing of all documents required for compliance by the Fund with applicable laws and regulations, arranging for the maintenance of books and records of the Fund, and supervision of other organizations that provide services to the Fund. The Fund pays the Administrator an annual fee of $50,000 on the first $150 million of the Fund's average daily net assets, and 0.05% of average daily net assets above $150 million. The Fund paid administration fees of $50,001 for the fiscal year ended December 31, 1999, $64,795 for the fiscal year ended December 31, 2000 and $83,822 for the fiscal year ended December 31, 2001.


BROKERAGE ALLOCATION AND OTHER PRACTICES

The Subadvisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the Subadviser is to seek the best net price and execution available. It is expected that securities ordinarily will be purchased in customary public markets, and that in assessing the best net price and execution available, the Subadviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis.

In selecting brokers or dealers to execute particular transactions, the Subadviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of
1934), provision of statistical quotations (including the quotations necessary to determine the Fund's net asset value), the sale of Fund shares by such broker or the servicing of Fund shareholders by such broker, and other information provided to the Fund, to the Manager and/or to the Subadviser (or their affiliates), provided, however, that the Subadviser determines that it has received the best net price and execution available. The Subadviser also is authorized to cause the Fund to pay a commission to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction that exceeds the amount of the commission another broker or dealer would have charged for effecting that transaction. The Board, the Manager or the Subadviser, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the Subadviser exercises investment discretion.

The fees of the Subadviser are not reduced by reason of receipt of such brokerage and research services. The Subadviser does not provide any services to the Fund except portfolio investment management and related recordkeeping services. However, with disclosure to and pursuant to written guidelines approved by the Board, the Subadviser may execute portfolio transactions through an affiliated broker-dealer or the Distributor, who may receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the 1940
Act) for doing so.

CAPITAL STOCK

The Fund was incorporated under the laws of the State of Maryland on June 13, 1997. The Fund is not required to hold annual shareholders meetings. However, the Fund will hold special shareholder meetings whenever required to do so under the federal securities laws or the Fund's Articles of Incorporation or by-laws. Directors can be removed by a shareholder vote at special shareholder meetings.

The Fund currently is comprised of one investment portfolio with one class of common stock, par value $0.01, although it has the authority to issue multiple series and classes of shares. Each share of common stock is entitled to one vote on matters affecting the Fund. Share voting rights are not cumulative, and shares have no preemptive or conversion rights.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Offering Price. The net asset value of a share of the Fund is computed by dividing the value of the Fund's total assets, less the Fund's liabilities, by the number of outstanding shares of the Fund. The net asset value is computed each Business Day on which shares are offered and orders accepted or upon receipt of a redemption request in accordance with procedures outlined in the Prospectus.

Valuation. In determining net assets before shareholder transactions, the securities held by the Fund are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

- Securities, except bonds other than convertibles, traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

- Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

- Securities included in the Nasdaq National Market System (Nasdaq) are valued at the last-quoted sales price in this market.

- Securities included in Nasdaq for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the Nasdaq are valued at the mean of the closing bid and asked prices.

- Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

- Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

- Securities without a readily available market price, bonds other than convertibles and other assets are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value. When possible, bonds are valued by a pricing service independent from the Fund. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

- The Fund commits to acquire ProLoan mortgage-backed securities when such securities are issued approximately six months after the origination of the underlying ProLoans. This "pipeline" of ProLoan mortgage commitments is valued at the price at which the Fund could assign the commitments to a third party, as long as this price is considered by the Manager to equal no more than fair market value. The formula for determining this price is as follows. The Manager calculates the coupon rate nearest to, but not greater than, the coupon rate that is 0.625% below the weighted average coupon rate for all ProLoans in the pipeline. The Manager then subtracts the spread between the forward prices for three-and one-month FNMA mortgage-backed securities, each with the same coupon rate as calculated above, from the three-month FNMA forward price, minus an additional 0.125%. The Manager has determined that this price is equivalent to the forward price of a six-month FNMA mortgage-backed security. The Fund's commitments to acquire mortgage-backed securities generated through the ProLoan program will not be considered to be illiquid so long as the Manager determines, pursuant to guidelines established by the Board of Directors, that an adequate trading market exists for these commitments. The Custodian will value the Fund's commitments to acquire ProLoan mortgage-backed securities at the above price, as long as this price is considered by the Fund's Manager to be no more than the fair market value of the commitments.

The Exchange, the Manager, the Subadviser and the Fund will be closed on the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Redeeming Shares. Investors have a right to redeem their shares at any time. For an explanation of redemption procedures, please see the Prospectus.

During an emergency, the Board can suspend the computation of net asset value, stop accepting payments for purchase of shares or suspend the duty of the Fund to redeem shares for more than seven days. Such emergency situations would occur if:

o The New York Stock Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

o Disposal of the Fund's securities is not reasonably practicable or it is not reasonably practicable for the Fund to determine the fair value of its net assets, or

o The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should the Fund stop selling shares, the Board may make a deduction from the value of the assets held by the Fund to cover the cost of future liquidations of the assets so as to distribute fairly these costs among all shareholders.

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the Fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the Fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in the prospectus. Should the Fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

TAX INFORMATION

STATUS AND TAXATION OF THE FUND

The Fund was organized as a corporation, but intends to continue to qualify for treatment as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.


All dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net short-term capital gains and certain foreign currency gains, are taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses ("net capital gain") designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund's shares, regardless of how long the shareholders have held the Fund's shares. Long-term capital gains to the Fund require the holding of assets for more than oneyear.

The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends-received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax.

A redemption of the Fund's shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder's adjusted basis for the redeemed shares.


If the Fund does qualify as a RIC but in a particular tax year distributes less than ninety-eight percent (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

o Derive at least ninety percent (90%) of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock, securities, or foreign currencies) (the "Income Requirement");

o    Diversify its investments in securities  within certain  statutory  limits;
     and

o Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").


Investors should be careful to consider the tax consequences of buying shares of the Fund shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on such shares.


The Fund may acquire zero coupon or other securities issued with original issue discount. If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) ninety-eight percent (98%) of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) ninety percent (90%) of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund's income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

UNDERWRITER


Rule 12b-1 Plan. Pursuant to a plan of distribution adopted by the Fund, pursuant to Rule 12b-1 under the 1940 Act (the "Plan"), the Fund will pay a fee at an annual rate of 0.10% of its average daily net assets to the Manager, as Distribution Coordinator, for distribution and related expenses. The Plan provides for the compensation to the Manager, as Distributor Coordinator, regardless of the Portfolio's distribution expenses. The fee is paid to the Manager as compensation for expenses incurred for distribution related activity. John W. Stewart, Chairman of the Board, and President of Capital Mortgage Management Inc., owns all of the issued and outstanding stock of the Manager. He is considered an interested person of the Fund and has a financial interest in the operation of the 12b-1 plan. The Fund paid distribution fees of $217,669 for the fiscal year ended December 31, 2001, of which $92,779 was used for compensation to sales personnel, $72,409 was used for advertising and marketing, $20,841 was used for payment to the distributor, $19,425 was used for payment for lease, office supplies and registration fees, and $12,245 was used for printing/postage.


The Plan allows excess distribution expenses to be carried forward by the Manager, as Distribution Coordinator, and resubmitted in a subsequent fiscal year, provided that (i) distribution expenses cannot be carried forward for more than three years following initial submission; (ii) the Board has made a determination at the time of initial submission that the distribution expenses are appropriate to be carried forward and (iii) the Board makes a further determination, at the time any distribution expenses which have been carried forward are submitted for payment, that payment at the time is appropriate, consistent with the objectives of the Plan and in the current best interests of shareholders.


Under the Plan, the Board will be furnished quarterly with information detailing the amount of expenses paid under the Plan and the purposes for which payments were made. The Plan may be terminated at any time by vote of a majority of the Directors of the Fund who are not interested persons. Continuation of the Plan is considered by such Directors no less frequently than annually. As of December 31, 2001, there were no unreimbursed expenses carried over to future years.


CALCULATION OF PERFORMANCE DATA

Average Annual Total Return Quotation. The advertised total return for the Fund is calculated by equating an initial amount invested in the Fund to the ending redeemable value, according to the following formula:

P(1 + T)n = ERV

where "P" is a hypothetical initial payment of $1,000; "T" is the average annual total return for the Fund; "n" is the number of years involved; and "ERV" is the ending redeemable value of a hypothetical $1,000 payment made in the Fund at the beginning of the investment period covered.

The Fund's average annual compounded rates of total return as of December 31, 2001 were as follows:
                                     One Year   Three Years              Since
                                                                       Inception
         Builders Fixed Income Fund   6.79%                              5.54%


The Fund also may use aggregate total return figures for various periods which represent the cumulative change in value of an investment in the Fund for the specific period. Such total returns reflect changes in share prices in the Fund and assume reinvestment of dividends and distributions.

In reports or other communications to shareholders or in advertising material, the Fund may from time to time compare its performance with that of other mutual funds in rankings prepared by Lipper, Inc., Morningstar, Inc., IBC/Donoghue, Inc. and other similar independent services which monitor the performance of mutual funds or publications such as the "New York Times" and the "Wall Street Journal." The Fund also may compare its performance with various other indices prepared by independent services such as Standard & Poor's or Morgan Stanley.

Advertisements for the Fund may compare the Fund to federally insured investments such as bank certificates of deposit and credit union deposits, including the long-term effects of inflation on these types of investments. Advertisements may also compare the historical rate of return of different types of investments.

FINANCIAL STATEMENTS

The Fund's financial statements contained in its Annual Report to shareholders at the end of the fiscal year were audited by Deloitte & Touche LLP, One City Centre, St. Louis, MO 63101. The independent auditors also provide other accounting and tax-related services as requested by the Fund.


Incorporated by reference herein are the report of Deloitte & Touche LLP, the Fund's independent accountants, dated February 1, 2002, and the other portions of Registrant's annual report to shareholders for the fiscal year ended December 31, 2001, under the headings: "SCHEDULE OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENTS OF CHANGES IN NET ASSETS," "NOTES TO FINANCIAL STATEMENTS," and "INDEPENDENT AUDITORS' REPORT." Copies of the annual report are available, upon request and without charge, by calling the Fund's transfer agent toll-free at (877) 923-5626, or by writing to the following address: Builders Fixed Income Fund, Inc., c/o Unified Fund Services, Inc., Transfer Agent, P.O. Box 6110, Indianapolis, IN 46206-6110.


The Prospectus and this Statement of Additional Information do not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered by the Fund's Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this Statement of Additional Information, pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in the Prospectus or in this Statement of Additional Information as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

APPENDIX A:  DESCRIPTION OF BOND RATINGS

These ratings concern the quality of the issuing corporation. They are not an opinion of the market value of the security. Such ratings are opinions on whether the principal and interest will be repaid when due. A security's rating may change which could affect its price.

Ratings by Moody's Investors Service, Inc. are Aaa, Aa, A, Baa, Ba, B, Caa, Ca, and C.

Bonds rated:

Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ratings by Standard & Poor's Ratings Group are AAA, AA, A, BBB, BB, B, CCC, CC, C and D.

AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

Non-rated securities will be considered for investment when they possess a risk comparable to that of rated securities consistent with the Fund's objectives and policies. When assessing the risk involved in each non-rated security, the Fund will consider the financial condition of the issuer or the protection afforded by the terms of the security.

APPENDIX B:  OPTIONS AND FUTURES CONTRACTS

The Fund may buy options traded on any U.S. exchange or in the over-the-counter market. The Fund also may buy put and call options on futures. Options in the over-the-counter market will be purchased only when the Subadviser believes a liquid secondary market exists for the options and only from dealers and institutions the Subadviser believes present a minimal credit risk. Some options are exercisable only on a specific date. In that case, or if a liquid secondary market does not exist, the Fund could be required to buy or sell securities at disadvantageous prices, thereby incurring losses.

OPTIONS. An option is a contract. A person who buys a call option for a security has the right to buy the security at a set price for the length of the contract. A person who buys a put option has the right to sell a security at a set price for the length of the contract. An option is covered if the writer owns the security (in the case of a call) or sets aside the cash or securities of equivalent value (in the case of a put) that would be required upon exercise.

The price paid by the buyer for an option is called a premium. In addition the buyer generally pays a broker a commission. The writer receives a premium, less another commission, at the time the option is written. The cash received is retained by the writer whether or not the option is exercised. A writer of a call option may have to sell the security for a below-market price if the market price rises above the exercise price. A writer of a put option may have to pay an above-market price for the security if its market price decreases below the exercise price. The risk of the writer is potentially unlimited, unless the option is covered.

Options can be used to produce incremental earnings, protect gains and facilitate buying and selling securities for investment purposes. The use of options may benefit the Fund and its shareholder by improving the Fund's liquidity and by helping to stabilize the value of its net assets.

BUYING OPTIONS. Put and call options may be used as a trading technique to facilitate buying and selling securities for investment reasons. They also may be used for investment. Options are used as a trading technique to take advantage of any disparity between the price of the underlying security in the securities market and its price on the options market. It is anticipated the trading technique will be utilized only to effect a transaction when the price of the security plus the option price will be as good or better than the price at which the security could be bought or sold directly. When the option is purchased, the Fund pays a premium and a commission. It then pays a second commission on the purchase or sale of the underlying security when the option is exercised. For recordkeeping and tax purposes, the price obtained on the purchase of the underlying security will be the combination of the exercise price, the premium and both commissions. When using options as a trading technique, commissions on the option will be set as if only the underlying securities were traded.

The risk the Fund assumes when it buys an option is the loss of the premium. To be beneficial to the Fund, the price of the underlying security must change within the time set by the option contract. Furthermore, the change must be sufficient to cover the premium paid, the commissions paid both in the acquisition of the option and in a closing transaction or in the exercise of the option and sale (in the case of a call) or purchase (in the case of a put) of the underlying security. Even then the price change in the underlying security does not ensure a profit since prices in the option market may not reflect such a change.

Net premiums on call options closed or premiums on expired call options are treated as short-term capital gains.

If a covered call option is exercised, the security is sold by the Fund. The premium received upon writing the option is added to the proceeds received from the sale of the security. The Fund will recognize a capital gain or loss based upon the difference between the proceeds and the security's basis. Premiums received from writing outstanding call options will be included as a deferred credit in the Statement of Assets and Liabilities and adjusted daily to the current market value.

Options are valued at the close of the New York Stock Exchange. An option listed on a national exchange, Chicago Board of Exchange or Nasdaq will be valued at the last-quoted sales price or, if such a price is not readily available, at the mean of the last bid and asked prices.

INTEREST RATE FUTURES CONTRACTS. The Fund may enter into futures contracts and options for hedging purposes. Such transactions are described in this Appendix.

Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Fund may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, by using futures contracts.

Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchanges on which the futures contract sale or purchase was made.

Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Fund would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, which is a nonprofit organization managed by the exchange membership.

A public market now exists in futures contracts covering various financial instruments including long-term U.S. Treasury Bonds and Notes, GNMA modified pass-through mortgage backed securities, three-month U.S. Treasury Bills and ninety-day commercial paper. The Fund may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

INDEX FUTURES CONTRACTS.

General. A stock or bond index assigns relative values to the stocks or bonds included in the index, which fluctuates with changes in the market values of the stocks or bonds included.

The Fund may sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities. A long futures position may be terminated without a corresponding purchase of securities.

In addition, the Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a ling futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

Unlike the purchase or sale of an equity security, no price would be paid or received by the Fund upon entering into futures contracts. However, the Fund would be required to deposit with its custodian, in a segregated account in the name of the futures broker, an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract value. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve borrowing funds by the Fund to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good-faith deposit on the contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called variation margin, to and from the broker would be made on a daily basis as the price of the underlying interest rate fluctuates, making the long and short position in the contract more or less valuable, a process known as marking to market. For example, when the Fund enters into a contract in which it benefits from a rise in the value of an interest rate and the underlying interest rate has risen, the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, if the price of the underlying interest rate declines, the Fund would be required to make a variation margin payment to the broker equal to the decline in value.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS.

     1. Liquidity. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge opposition held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a gain or a loss.

     2. Hedging Risks. There are several risks in using interest rate futures contracts as a hedging device. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying interest rate due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the interest rate and futures markets. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market also may cause temporary price distortions. Because of price distortion in the futures market and because of imperfect correlation between movements in interest rates and movements in prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a short period.

Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge. If this occurred, the Fund could lose money on the contracts and also experience a decline in the value of its portfolio securities. It also is possible that if the Fund has hedged against a decline in the value of the stocks held in its portfolio and stock prices increase instead, the Fund will lose part or all of the benefit of the increased value of its stock which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.




                        BUILDERS FIXED INCOME FUND, INC.

                            PART C. OTHER INFORMATION

Item 23. Exhibits.

     (a)  Articles of Incorporation

          (1) Articles of Incorporation - filed with the Fund's initial registration statement on Form N-1A dated June 27, 1997

          (2) Amendment to Articles of Incorporation - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

          (3) Amendment to Articles of Incorporation - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

     (b)  By-Laws

          (1) By-Laws - filed with the Fund's initial registration statement on Form N-1A dated June 27, 1997

          (2) Amendment to By-Laws - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

     (c)  Instruments Defining Rights of Security Holders. None.

     (d)  Investment Advisory Agreements

          (1)  Management   Agreement  -filed  with  the  Fund's   Pre-Effective
               Amendment No. 1 to its registration statement on Form N-1A dated September 12, 1997

          (2) Amendment to the Management Agreement - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

          (3) Subadvisory Agreement with Principal Capital Management, LLC - filed with the Fund's Post-Effective Amendment No. 5 to its registration statement on Form N-1A dated May 1, 2000

          (4)  Assignment,  Assumption  and  Consent  Agreement  with  Principal
               capital   Income   Investors,   LLC  -  filed   with  the  Fund's
               Post-Effective Amendment No. 7 dated April 30, 2001

          (5) Administration Agreement - filed with the Fund's Pre-Effective Amendment No. 1 to its registration statement on Form N-1A dated September 12, 1997

          (6) Amendment to the Administration Agreement - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

     (e)  Distribution Agreement

          (1) Distribution Agreement between the Fund and Quasar Distributors, LLC - filed herewith.

          (2) Distribution Coordination Agreement - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

          (3)  Amendment to Distribution Coordination Agreement - filed with the
               Fund's  Post-Effective   Amendment  No.  4  to  its  registration
               statement on Form N-1A dated April 28, 2000

          (4)  Second  Amendment to Distribution  Coordination  Agreement -filed
               with  the   Fund's   Post-Effective   Amendment   No.  7  to  its
               registration statement on Form N-1A dated April 30, 2001

     (f)  Bonus or Profit Sharing Contracts. - None.

     (g) Custodian Agreement - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

     (h)  Other Material Contracts

          (1) Fund Accounting Agreement - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

          (2) Transfer Agency Agreement - filed with the Fund's Post-Effective Amendment No. 3 to its registration statement on Form N-1A dated January 29, 1999

          (3) ProLoan Master Agreement - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

          (4) ProLoan Liquidity Agreement - filed with the Fund's Pre-Effective Amendment No.2 to its registration statement on Form N-1A dated October 20, 1997

     (i)  Opinion and Consent of Counsel - filed herewith

     (j)  Consent of Independent Auditors - filed herewith

     (k)  Omitted Financial Statements - None

     (l)  Form of Agreement Relating to Initial Capital

          (1) Letter of Investment Intent - filed with the Fund's Pre-Effective Amendment No. 2 to its registration statement on Form N-1A dated October 20, 1997

          (2)  Letter of Investment Intent - Carpenter's District Council -filed
               with  the   Fund's   Post-Effective   Amendment   No.  7  to  its
               registration statement on Form N-1A dated April 30, 2001

     (m)  Rule 12b-1 Plan.  Amended and Restated  Plan  Pursuant to Rule 12b-1 -
          filed  with  the  Fund's   Post-Effective   Amendment  No.  4  to  its
          registration statement on Form N-1A dated April 28, 2000

     (n)  Plan Pursuant to Rule 18f-3 - None

     (o)Reserved

     (p)  Codes of Ethics

          (1) Code of Ethics for Builders Fixed Income Fund, Inc. and Capital Mortgage Management, Inc. - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

          (2)  Code of Ethics for First Fund Distributors, Inc. - filed with the
               Fund's  Post-Effective   Amendment  No.  4  to  its  registration
               statement on Form N-1A dated April 28, 2000

          (3) Code of Ethics for Commerce Bank, N.A. - filed with the Fund's Post-Effective Amendment No. 4 to its registration statement on Form N-1A dated April 28, 2000

          (4) Code of Ethics for Principal Capital Management, LLC - filed with the Fund's Post-Effective Amendment No. 5 to its registration statement on Form N-1A dated May 1, 2000

Item 24. Persons Controlled by or Under Common Control with Registrant.

          See "Control Person and Principal Shareholders" in the Statement of Additional Information dated April 30, 2002.

Item 25. Indemnification.

          Article Seventh, Section (j) of the Articles of Incorporation of the Fund provides that:

          The Corporation shall indemnify: (a) its directors to the full extent provided by the general laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures provided by such laws; (b) its officers to the same extent it shall indemnify its directors; and (c) its officers who are not directors to such further extent as shall be authorized by the Board of Directors and be consistent with law; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The foregoing shall not limit the authority of the Corporation to indemnify other employees and agents consistent with the law.

          A director or officer of the Corporation shall not be liable to the Corporation or its stockholders for monetary damages as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted by statutory or decisional law (including the 1940 Act) as currently in effect or as the same may hereafter be amended or judicially interpreted; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to which such director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. No amendment, modification or repeal of this Article SEVENTH shall adversely affect any right or protection of a director or officer that exists at the time of such amendment, modification or repeal.

Item 26. Business and Other Connections of the Investment Manager

          Capital Mortgage Management, Inc. (the "Manager"), 2190 Mason Road, Suite 208 Avenue, St. Louis, Missouri 63131, offers investment management services to the Fund. Information as to the officers and directors of the Manager is included in the Manager's current Form ADV filed with the SEC and is incorporated herein by reference. Principal Capital Income Investors, LLC(the "Subadviser") 801 Grand Avenue, Des Moines, Iowa 50392 offers investment subadvisory services to the Fund.

          The officers and directors of Principal Capital Income Investors, LLC are as follows:

          Name                      Title                               Position
                                                                       with Fund

          Dennis P. Francis         Chief Executive Officer/Director    None
          David J. Drury            Director                            None
          J. Barry Griswell         Director                            None
          Richard W. Hibbs          Executive Vice President/Director   None
          Randall Mundt             Executive Vice President/Director   None
          Richard W. Waugh          Vice President/Director             None
          Timothy M. Howald         Chief Operating Officer/Director    None
          William C. Scales         Chief Technology Officer            None


Item 27. Principal Underwriters.

     (a)  Quasar  Distributors,   LLC,  615  East  Michigan  Street,  Milwaukee,
          Wisconsin, 53202, the Distributor for shares of the Registrant, will also act as Distributor for the following other investment companies:

---------------------------------------------- ------------------------------------------------
            Advisors Series Trust                         Hennessy Funds, Inc.
---------------------------------------------- ------------------------------------------------
             AHA Investment Funds                    The Hennessy Mutual Funds, Inc.
---------------------------------------------- ------------------------------------------------
             The Arbitrage Funds                             Investec Funds
---------------------------------------------- ------------------------------------------------
           Brandes Investment Trust                   Investors Research Fund, Inc.
---------------------------------------------- ------------------------------------------------
          Brandywine Blue Fund, Inc.                            IPS Funds
---------------------------------------------- ------------------------------------------------
       Builders Fixed Income Fund, Inc.                   Jefferson Group Trust
---------------------------------------------- ------------------------------------------------
     Country Asset Allocation Fund, Inc.               The Jensen Portfolio, Inc.
---------------------------------------------- ------------------------------------------------
         Country Long-Term Bond Fund                   Kayne Anderson Mutual Funds
---------------------------------------------- ------------------------------------------------
          Country Money Marker Fund                     Kit Cole Investment Trust
---------------------------------------------- ------------------------------------------------
   Country Short-Term Government Bond Fund             Light Revolution Fund, Inc.
---------------------------------------------- ------------------------------------------------
Country Taxable Fixed Income Series Fund, Inc.              The Lindner Funds
---------------------------------------------- ------------------------------------------------
      Country Tax Exempt Bond Fund, Inc.               Master's Select Funds Trust
---------------------------------------------- ------------------------------------------------
              Cullen Funds Trust                      1-800-MUTUALS Advisor Series
---------------------------------------------- ------------------------------------------------
       The Dessauer Global Equity Fund                    PIC Investment Trust
---------------------------------------------- ------------------------------------------------
                Everest Funds                       Professionally Managed Portfolios
---------------------------------------------- ------------------------------------------------
          First American Funds, Inc.                      Purisima Funds Trust
---------------------------------------------- ------------------------------------------------
  First American Insurance Portfolios, Inc.    Rainier Investment Management Mutual Funds
---------------------------------------------- ------------------------------------------------
    First American Investment Funds, Inc.              RNC Mutual Fund Group, Inc.
---------------------------------------------- ------------------------------------------------
     First American Strategy Funds, Inc.                    SAMCO Funds, Inc.
---------------------------------------------- ------------------------------------------------
               FFTW Funds, Inc.                       TIFF Investment Program, Inc.
---------------------------------------------- ------------------------------------------------
       Fleming Mutual Fund Group, Inc.                Trust for Investment Managers
---------------------------------------------- ------------------------------------------------
               Glen Rauch Funds                   TT International U.S.A. Master Trust
---------------------------------------------- ------------------------------------------------
             Glenmede Fund Group                              Wexford Trust
---------------------------------------------- ------------------------------------------------
         Harding, Loevner Funds, Inc.                         Zodiac Trust
---------------------------------------------- ------------------------------------------------


     (b) To the best of Registrant's knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal  Position and Offices with Quasar  Positions and Offices with
Business Address    Distributors, LLC                 Registrant
------------------- --------------------------------- --------------------------
James R. Schoenike  President, Board Member           None
------------------- --------------------------------- --------------------------
Donna J. Berth      Treasurer                         None
------------------- --------------------------------- --------------------------
Suzanne E. Riley    Secretary                         None
------------------- --------------------------------- --------------------------
Joe Redwine         Board Member                      None
------------------- --------------------------------- --------------------------
Bob Kern            Board Member                      None
------------------- --------------------------------- --------------------------
Paul Rock           Board Member                      None
------------------- --------------------------------- --------------------------
Jennie Carlson      Board Member                      None
--------------------------------------------------------------------------------
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

     (c)  Not Applicable.


Item 28. Location of Accounts and Records.

          The books and other documents required by Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of the Fund's custodian, Administrator, transfer agent or Subadviser.

Item 29. Management Services.

          All substantive provisions of any management-related service contract are discussed in Parts A and B of this Registration Statement.

Item 30. Undertakings.

          Registrant hereby undertakes, if requested by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a director(s) and to assist in communications with other shareholders in accordance with Section 16(c) of the 1940 Act, as though Section 16(c) applied.

          Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders, upon request and without charge.

          Registrant  hereby   undertakes  to  carry  out  all   indemnification
          provisions of its Articles of Incorporation in accordance with Investment Company Act Release No. 11330 (Sept. 4, 1980) and successor releases.

          Insofar as indemnifications for liability arising under the Securities Act of 1933, as amended ("1933 Act"), may be permitted to directors, officers and controlling person of the Registrant pursuant to the provision under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefor, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 8 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereto duly authorized, in the city of St. Louis and the State of Missouri on April 30, 2002.

                                                BUILDERS FIXED INCOME FUND, INC.

                                                By: /s/ John W. Stewart
                                                    --------------------
                                                    John W. Stewart, President

         Attest:

         /s/John W. Stewart
         --------------------------
         John W. Stewart, Treasurer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

        Signature                    Title                       Date

        /s/ John W. Stewart          President, Treasurer,       April 30, 2002
        ------------------------
        John W. Stewart              Secretary  and Director

        /s/ Dennis Penkalski +       Director                    April 30, 2002
        ------------------------
        Dennis Penkalski

        /s/ Terry Nelson +           Director                    April 30, 2002
        ------------------------
        Terry Nelson

        /s/ James D. Slebiska +      Director                    April 30, 2002
        ------------------------
        James D. Slebiska

        /s/ Joseph A. Montanaro+     Director                    April 30, 2002
        ------------------------
        Joseph A. Montanaro

        /s/ Leonard Terbrock +       Director                    April 30, 2002
        ------------------------
        Leonard Terbrock

        /s/ Douglas McCarron +       Director                    April 30, 2002
        ------------------------
        Douglas McCarron

         /s/ John W. Stewart
         --------------------
             John W. Stewart, Attorney-In-Fact Under Powers of Attorney +Filed with the Fund's Registration Statement on Form N-1A on October 20, 1997, December 1, 1998 and April 28, 2000.

                                INDEX TO EXHIBITS



Description                                                          Exhibit No.

Distribution Agreement between the Fund and
Quasar Distributors, LLC                                               EX.99.e.1

Consent of Legal Counsel                                               EX.99.i

Consent of Independent Public Accountants                              EX.99.j